  ELECTRONIC SERVICING CENTER                    ADMINISTRATIVE SERVICING CENTER
URL: http://www.AnnuityNet.com                        Post Office Box 62137
                                                 Baltimore, Maryland 21264-2137


                          Prospectus dated May 2, 2005


                                for interests in
                     John Hancock Variable Annuity Account I

                       Interests are made available under

                                eVARIABLE ANNUITY

           an individual deferred variable annuity contract issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The contract enables you to earn investment-based returns in the following variable investment options:


                                Small Cap Growth
                                Small Cap Index*
                                Mid Cap Stock
                                Financial Services
                                International Equity Index B
                                Overseas Equity
                                Mid Cap Index
                                Large Cap Growth
                                Total Stock Market Index
                                Small Cap Value
                                Mid Value
                                500 Index B
                                Equity-Income
                                High Yield
                                Global Bond
                                Active Bond
                                Short-Term Bond
                                Money Market B


* Not available for contracts issued after April 30, 2003

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about the contract and the Account is contained in a Statement of Additional Information, dated the same date as this prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the above address or by telephoning (800) 344-1029. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information on page 3.

In this prospectus, we refer to John Hancock Variable Life Insurance Company as "JHVLICO," "WE," "US," "OUR," or "THE COMPANY." In addition, John Hancock Variable Annuity Account JF is referred to as the "VARIABLE ACCOUNT".

                                TABLE OF CONTENTS


GUIDE TO THIS PROSPECTUS.......................................................   4
  FEE TABLES...................................................................   5
  Examples.....................................................................   6
BASIC INFORMATION..............................................................   8
    What is the Contract?......................................................   8
    Who Owns the Contract?.....................................................   8
    Is the Owner also the Annuitant?...........................................   8
    How can I Invest Money in a Contract?......................................   8
    Premium Payments...........................................................   8
    Applying for a Contract....................................................   8
    Limits on Premium Payments.................................................   8
    Ways to Make Premium Payments..............................................   8
    What is the Electronic Servicing Center?...................................   9
    How will the Value of My Investment in the Contract Change Over Time?......  10
    What Annuity Benefits does a Contract Provide?.............................  10
    To What Extent can we Vary the Terms and Conditions of the Contracts?......  10
    State Law Insurance Requirements...........................................  10
    Variations in Charges or Rates.............................................  10
    What are the Tax Consequences of Owning a Contract?........................  10
    How can I Change My Contract's Investment Allocations?.....................  11
    Allocation of Premium Payments.............................................  11
    Transferring Your Assets...................................................  11
    Procedure for transferring your assets.....................................  12
    What Fees and Charges will be Deducted from My Contract?...................  12
    Asset-Based Charge.........................................................  12
    Premium Taxes..............................................................  13
    How can I Withdraw Money from My Contract?.................................  13
    Surrenders and Partial Withdrawals.........................................  13
    Systematic Withdrawal Plan.................................................  13
    What Happens if the Annuitant Dies Before My Contract's Date of Maturity?..  13
    Guaranteed Minimum Death Benefit...........................................  14
    Can I Return My Contract?..................................................  14
  DESCRIPTION OF JHVLICO.......................................................  14
  HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS...............................  15
    Information about the funds................................................  15
DESCRIPTION OF CHARGES AT THE FUND LEVEL.......................................  17
THE ACCUMULATION PERIOD........................................................  17
    Your Value in Our Variable Investment Options..............................  17
    Valuation of Accumulation Units............................................  17
  THE ANNUITY PERIOD...........................................................  18
    Date of Maturity...........................................................  18
    Choosing Variable Annuity Payments.........................................  18
    Selecting an Annuity Option................................................  18
    Variable Monthly Annuity Payments..........................................  18
    Annuity Options............................................................  19
  VARIABLE INVESTMENT OPTION VALUATION PROCEDURES..............................  19
  DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER...........................  19
  MISCELLANEOUS PROVISIONS.....................................................  20
    Change of Owner or Beneficiary.............................................  20
  WHO SHOULD PURCHASE A CONTRACT?..............................................  20
TAX INFORMATION................................................................  20
    Our Income Taxes...........................................................  21
  CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN.........................  21
    Undistributed Gains........................................................  21
    Annuity Payments...........................................................  21
    Surrenders, Withdrawals and Death Benefits.................................  21
    Penalty for Premature Withdrawals..........................................  21
    Puerto Rico Annuity Contracts Not Purchased to Fund a Tax Qualified Plan...  22
  Diversification Requirements.................................................  22
  Contracts Purchased for IRAs.................................................  22
  Traditional IRAs.............................................................  22
  Roth IRAs....................................................................  23
    Tax-Free Rollovers to and From IRAs........................................  23
    Withholding on Rollover Distributions......................................  24
    Puerto Rico Annuity Contracts Purchased to Fund a Tax-Qualified Plan.......  24
  See Your Own Tax Adviser.....................................................  24
  PERFORMANCE INFORMATION......................................................  24
REPORTS........................................................................  24
VOTING PRIVILEGES..............................................................  25
CERTAIN CHANGES................................................................  25
    Changes to the Account.....................................................  25
    Variations in Charges or Rates for Eligible Classes........................  25
  DISTRIBUTION OF CONTRACTS....................................................  25
  EXPERTS......................................................................  26
  APPENDIX A: SPECIAL TERMS....................................................  27
APPENDIX U: Accumulation Unit Value Tables.....................................  28

The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                 "SAI"

DISTRIBUTION...................................
CALCULATION OF PERFORMANCE DATA................
OTHER PERFORMANCE INFORMATION..................
CALCULATION OF ANNUITY PAYMENTS................
ADDITIONAL INFORMATION ABOUT DETERMINING
  UNIT VALUES..................................
PURCHASES AND REDEMPTIONS OF FUND SHARES.......
THE ACCOUNT....................................
DELAY OF CERTAIN PAYMENTS......................
LIABILITY FOR TELEPHONE TRANSFERS..............
VOTING PRIVILEGES..............................
FINANCIAL STATEMENTS...........................

                            GUIDE TO THIS PROSPECTUS

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract.

The variable investment options shown above are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.


When you select one or more of these variable investment options, we invest your money in NAV shares of a corresponding portfolio of the John Hancock Trust (the "Series Fund"). In this prospectus, the portfolios of the Series Fund may also be referred to as Funds.



The Series Fund is a so-called "series" type mutual fund registered with the "SEC". The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.


The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING AN eVARIABLE ANNUITY CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

                                            eVARIABLE ANNUITY
                                            -----------------
separate Account Annual Expenses (as a
percentage of average account value)              0.65%

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN AN eVARIABLE ANNUITY CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUND'S PROSPECTUSES.

         TOTAL ANNUAL FUND OPERATING EXPENSES                MINIMUM    MAXIMUM
-------------------------------------------------------      -------    -------
Range of expenses that are deducted from fund assets,
including management fees, distribution and/or service
(12b-1) fees, and other expenses                              0.50%       1.16%

The following table describes the operating expenses for each of the Funds, as a percentage of the Fund's average net assets for the fiscal year ending December 31, 2004. More detail concerning each Fund's fees and expenses is contained in the Fund's prospectus and in the notes following the table.


                                                                           TOTAL
                                                                 OTHER     ANNUAL
                  PORTFOLIO                    MANAGEMENT FEES  EXPENSES  EXPENSES
------------------------------------------     ---------------  --------  --------
JOHN HANCOCK TRUST - NAV shares
Small Cap Growth Trust(A)                          1.08%          0.07%     1.15%
Small Cap Index Trust                              0.49%          0.03%     0.52%
Mid Cap Stock Trust                                0.86%          0.05%     0.91%
Financial Services Trust                           0.88%(C)       0.08%     0.96%
International Equity Index Trust B(A + D)          0.55%          0.04%     0.59%
Overseas Equity Trust(A)                           1.05%          0.09%     1.14%
Mid Cap Index Trust                                0.49%          0.03%     0.52%
Large Cap Growth Trust                             0.85%          0.06%     0.91%
Total Stock Market Index Trust                     0.49%          0.03%     0.52%
Small Cap Value Trust(A)                           1.08%          0.08%     1.16%
MID VALUE TRUST                                    1.01%(B)       0.07%     1.08%
500 Index Trust B(A + D)                           0.47%          0.03%     0.50%
Equity-Income Trust                                0.81%(B)       0.05%     0.86%
High Yield Trust                                   0.68%          0.07%     0.75%
Global Bond Trust                                  0.70%          0.10%     0.80%
Active Bond Trust(A+)                              0.61%          0.04%     0.65%
Short-Term Bond Trust                              0.58%          0.05%     0.63%
Money Market Trust B(A + D)                        0.49%          0.04%     0.53%



+ Commencement of operations -- April 29, 2005


(A) Based on estimates for the current fiscal year


(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust, the Equity-Income Trust, the Mid-Value Trust, and the Small Company Value Trust. The waiver is based on the combined assets of these portfolios and the Small Company Value Trust. Once these combined assets exceed specified amounts, the fee reduction is increased.



The fee reductions are applied to the advisory fees of each of the portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:

                                                        TOTAL ANNUAL
        PORTFOLIO                    MANAGEMENT FEES      EXPENSES
--------------------------           ---------------    ------------
Equity-Income Trust                       0.78%            0.83%
Mid Value Trust                           0.98%            1.05%



(C) Financial Services Trust. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services Trust to the amounts shown below. This advisory fee waivers may be terminated at any time.


                                                   BETWEEN
                                                     $50
                                                   MILLION     EXCESS OVER
                                      FIRST $50    AND $500       $500
       PORTFOLIO                      MILLION*     MILLION*      MILLION*
------------------------              ---------    --------    -----------
Financial Services Trust                0.85%        0.80%      0.75%


* as a percentage of average annual net assets.


If such advisory fee waiver were reflected, it is estimated that the advisory fees ("Management Fees") and "Total Annual Expenses" would have been as follows:


                                                       TOTAL ANNUAL
       PORTFOLIO                   MANAGEMENT FEES       EXPENSES
------------------------           ---------------     ------------
Financial Services Trust                0.83%              0.91%



(D) The Series Fund sells these portfolios only to certain variable life insurance and variable annuity separate accounts of JHLICO and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Series Fund and the Advisor. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table above under "Total Annual Expenses." A portfolio's annual operating Expenses including advisory fees, but excludes, taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Series Fund, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.


EXAMPLES

The following examples are intended to help you compare the cost of investing in an eVariable Annuity contract with the cost of investing in other variable annuity contracts. These costs include contract fees, separate account annual expenses and fund fees and expenses. The first example assumes that you invest $10,000 in an eVariable Annuity contract , that your investment has a 5% return each year and assumes deductions for the annual contact fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

eVariable Annuity - maximum fund-level total operating expenses

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
If you surrender the contract at the end of the
applicable time period:                               $  184   $   569   $   980   $  2,127

If you annuitize, or do not surrender the contract
at the end of the applicable time period:             $  184   $   569   $   980   $  2,127


The next example assumes that you invest $10,000 in an eVariable Annuity contract for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


eVariable Annuity - minimum fund-level total operating expenses

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
If you surrender the contract at the end of the
applicable time period:                               $  117   $   365   $   633   $  1,398

If you annuitize, or do not surrender the contract
at the end of the applicable time period:             $  117   $   365   $   633   $  1,398

                                BASIC INFORMATION

WHAT IS THE CONTRACT?

The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

WHO OWNS THE CONTRACT?

That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $2,000 to open an individual retirement account or $1,000 to begin the annuity direct deposit program. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $100, except that you may make subsequent premium payments for as low as $50 if you are participating in our annuity direct deposit program.

APPLYING FOR A CONTRACT


You can purchase a contract by (1) completing an application for a contract and
(2) transmitting it, along with your initial premium payment, to the Administrative Service Office shown on the Cover Pages.


Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

We will not issue a contract if the proposed annuitant is age 85 or older.

LIMITS ON PREMIUM PAYMENTS

You can make premium payments of up to $1,000,000 in any one contract year. Under our current administrative rules, the total of all new premium payments that you may allocate into any one variable investment option may not exceed $500,000, less any amount you previously transferred into that variable investment option during that year. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85th birthday. We may waive either of these limits, however.

We may also impose limits on the amount of premium payments that you can allocate to any one variable investment option in any one contract year, but we currently do not do so.

WAYS TO MAKE PREMIUM PAYMENTS

Premium payments made by check or money order should be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and

      -     made payable to "John Hancock."

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

Premium payments should be sent to the Administrative Servicing Office. We will accept your initial premium payment by exchange from another insurance company. In addition you can make payments automatically from your checking account via the annuity direct deposit program. You can find information about methods of premium payment by contacting the Electronic Servicing Center or by writing to our Administrative Servicing Office.

Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the Administrative Servicing Office. From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the variable investment options you've elected. Special investment rules apply to premiums received during the right to cancel period. (See Question 14. "Can I return my contract?")

WHAT IS THE ELECTRONIC SERVICING CENTER?

We maintain an Electronic Servicing Center specifically for this contract to provide variable annuity contract information and other information to current and prospective owners, and to permit various transactions to be performed electronically. The Electronic Servicing Center also contains detailed instructions on how to initiate transactions, such as transferring value among variable investment options, changing the annuitant, beneficiary or owner, withdrawing value from a contract, changing the date of maturity or annuity option, and reporting a death claim. These instructions must be followed and may contain a requirement for you to fax or mail a document with your signature to our Administrative Servicing Office or to a different address. Electronic requests for transactions that require a signature will not be processed.

For security, you will select a Personal Identification Number (PIN) or password to access information through the Electronic Servicing Center. You are responsible for any use of this PIN or password.

The current Universal Resource Locator (or "URL") for the Electronic Service Center is http://www.AnnuityNet.com. The current address for our Administrative Servicing Office is shown on the Cover Pages. If we should change the Electronic Servicing Center or our Administrative Servicing Office, we will notify you in writing or by transmitting an e-mail message to your last known e-mail address.

If you agree, our Electronic Servicing Center will deliver all notices, documents, and other information relating to your policy to your e-mail address or, in some cases, to your personal account folder located at the Electronic Servicing Center, until you revoke this consent. Examples of the electronic documents we will deliver include: the contract, prospectuses, transaction confirmation statements and other information. We reserve the right, however, to deliver documents to you on paper at any time should the need arise.

To view, download, or print electronic documents, you must have access to the Internet, maintain a valid e-mail address, and install ADOBE ACROBAT READER on your computer.

We do not currently charge a fee for providing electronic documents; however, you may incur Internet access charges, telephone charges, and other third party charges when receiving electronic documents or downloading required software. YOUR ABILITY TO ACCESS OR TRANSACT BUSINESS ON THE ELECTRONIC SERVICING CENTER MAY BE LIMITED DUE TO CIRCUMSTANCES BEYOND OUR CONTROL, SUCH AS SYSTEM OUTAGES.

You may revoke your consent to further delivery of electronic documents at any time by writing to our Administrative Servicing Office.

You may obtain a paper copy of documents relating to your contract by writing to our Administrative Servicing Office. Please indicate which documents you want to receive on paper and provide us with your mailing address. We may charge a fee for producing paper copies of documents that have been delivered to you electronically.

You may update your e-mail address by contacting the Electronic Servicing
Center.

We permit certain transactions to be initiated through the Electronic Servicing Center, subject to the following conditions:

      - We will not process e-mailed requests for transactions under the contract for which we require a signature.

      - We and our agents can act on all instructions received with respect to your application and your contract when your password is used. Our sole responsibility is to execute the instructions received. All instructions using your personal account number and password are deemed sent by you.

      - We and our agents are only responsible for executing instructions that are received and acknowledged by the Electronic Service Center. We will notify you by transmitting an e-mail message to your last known e-mail address.

      - You are responsible for keeping your password confidential. You must notify us and our agents of:

      -     Any loss or theft of your password and/or personal account number;
            or

      - Any unauthorized use of your password or personal account information; or

      - Any failure by you to receive a message that an order entered through the website order system has been received and/or executed through the order system; or

      - Any failure by you to receive accurate written confirmation of an order or its execution within (3) business days after placing the order through the website order system.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, and except for the special procedures we follow during the right to cancel period, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares. We describe our special procedures during the right to cancel period in the Allocation of premium payments section under Question 10.

Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables section of this prospectus. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under Question 11. "What fees and charges will be deducted from my contract?"

At any time before the date of maturity, the total value of your contract equals

      -     the total amount you invested,

      -     minus all charges we deduct,

      -     minus all withdrawals you have made, and

      - plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If your contract is still in effect on its date of maturity, it enters the annuity period. During the annuity period, we make a series of variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

You should carefully review section AI-5 "The annuity period" in the Additional Information portion of this prospectus, for information about all of these choices you can make.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

STATE LAW INSURANCE REQUIREMENTS

Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

VARIATIONS IN CHARGES OR RATES

We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

      -     partial withdrawal (including systematic withdrawals),

      -     full withdrawal ("surrender"),

      -     payment of any death benefit proceeds, and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution,

      -     when the distribution is made, and

      -     the circumstances under which the payments are made.

If your contract is issued in connection with a traditional individual retirement annuity plan, all or part of your premium payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59-1/2. Also, some retirement plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH AN INDIVIDUAL RETIREMENT ANNUITY PLAN OR OTHER TAX-QUALIFIED RETIREMENT PLAN, ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

ALLOCATION OF PREMIUM PAYMENTS

When you apply for your contract, you specify the variable investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time by sending us acceptable notice through our Electronic Servicing Center or by writing to our Administrative Servicing Office. Any change in allocation will be effective as of our receipt of your request. All percentages that you select must be in whole numbers.

Premium payments received prior to the expiration of the right to cancel period will automatically be allocated to the Money Market variable investment option. The portion of the Money Market variable investment option attributable to such payments will be reallocated automatically among the variable investment options you have chosen upon the expiration of the right to cancel period. Premium payments received after the expiration of the right to cancel period will be allocated among the variable investment options you have chosen as soon as they are processed. We describe the right to cancel period following "Can I return my contract?"

Currently, we do not impose a limit on the number of variable investment options that you may use at any one time or over the life of your contract, although we reserve the right to do so in the future.

TRANSFERRING YOUR ASSETS

You may transfer all or part of the assets held in one investment option to any other investment option subject to the restrictions set forth below.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any contract year is $500,000.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to impose a charge of up to $25 for any transfer beyond the annual limit.

We have adopted policies and procedures to restrict frequent transfers of contract value among variable investment options. Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a Fund to increased portfolio transaction costs and/or disruption to the Fund manager's ability to effectively manage a Fund's investment portfolio in accordance with the Fund's investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for the Account to restrict transfers to two per calendar month per contract, with certain exceptions, and procedures to count the number of transfers made under a contract. Under the current procedures of the Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Strategic Rebalancing Program, (b) transfers from any fixed account option available under your contract at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the annuity period (these transfers are subject to a 30 day notice requirement, however, as described below). Under the Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value in all variable investment options is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable investment option may be made. We apply the Account's policy and procedures uniformly to all contract owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., changing procedures to require that transfer requests be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the contract's date of maturity.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoiding harm to long-term investors.




PROCEDURE FOR TRANSFERRING YOUR ASSETS

You may request a transfer of contract value among variable investment options by sending us acceptable notice through our Electronic Servicing Center or by writing to our Administrative Serving Office. Your request should include:

      -     your name,

      -     daytime telephone number,

      -     contract number,

      - the names of the variable investment options being transferred to and from each, and

      -     the amount of each transfer.

The request becomes effective on the day we receive your request in proper form.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

ASSET-BASED CHARGE

We deduct the daily asset-based charge shown in the Fee Tables to compensate us primarily for our administrative expenses and the mortality and expense risks that we assume under the contract.

In return for the charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. We also assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization. We reserve the right, however, to deduct the charge from each premium payment at the time it is made or, upon death surrender or withdrawal, if we incur such a tax upon those events. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

Prior to your contract's date of maturity, if the annuitant is living, you may:

      - surrender (i.e., "turn in") your contract for a cash payment of its surrender value, or

      -     make a partial withdrawal of the surrender value.

The surrender value of a contract is the total value of a contract, minus any applicable premium tax. You may request a surrender by writing to our Administrative Serving Office. We will determine the amount surrendered as of the date we receive your request in writing at the Administrative Servicing Office.

You may request a partial withdrawal of the surrender value by writing to our Administrative Serving Office. You may also request a partial withdrawal of up to $50,000 of the surrender value by sending us acceptable notice through our Electronic Servicing Center. We will determine the amount withdrawn as of the date we receive your request in proper order.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described in section AI-9 "Tax information" in the Additional Information portion of this prospectus. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59-1/2, an additional federal penalty of 10% generally applies to any portion taxable of the withdrawal taxable.

We will deduct any partial withdrawal proportionally from each of your variable investment options based on the value in each, unless you direct otherwise.

Without our prior approval, you may not make a partial withdrawal

      -     for an amount less than $300, or

      - if the remaining total value of your contract would be less than $1,000.

A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

SYSTEMATIC WITHDRAWAL PLAN

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable variable investment option in the ratio that the value of each bears to the total value of your contract. (See "How will the value of my contract change over time?") The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

      - you may elect the plan only if the total value of your contract equals $25,000 or more.

      -     the amount of each systematic withdrawal must equal at least $300.

      - if the amount of each withdrawal drops below $300 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

      -     you may cancel the plan at any time.

      - we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

GUARANTEED MINIMUM DEATH BENEFIT


If the annuitant dies before your contract's date of maturity, we will pay a death benefit that is the greater of:


      -     the total value of your contract, or

      - the total amount of premium payments made, minus any partial withdrawals.

We calculate the death benefit as of the day we receive, in proper order at the Administrative Servicing Office:

      -     proof of the annuitant's death, and


      -     the required instructions as to method of settlement.


If your contract names joint annuitants, the death benefit is determined on the death of the last surviving annuitant before your contract's date of maturity.


Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under section AI-5 "The annuity period" in the Additional Information portion of this prospectus.


The Administrative Servicing Office's current address is shown on the Cover Pages of this prospectus.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. The "right to cancel period" applicable to your contract will be shown in your contract or in a supplemental notice that is issued with your contract. Any premiums we receive during this period will be allocated to the Money Market variable investment option. If you do not cancel your contract during this period, we will transfer the total value of your contract at the expiration of the right to cancel period to the variable investment options you selected in your application.

To cancel your contract, simply deliver or mail it to the Administrative Servicing Office at the address shown on the Cover Pages or submit a surrender form available through the Electronic Servicing Center. In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states and for contracts issued as "IRAs," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract or surrender form.




DESCRIPTION OF JHVLICO

We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.


We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2004, John Hancock's assets were approximately $100 billion and it had invested approximately $1.9 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

We hold the Fund shares that support our variable investment options in Sub-Accounts of John Hancock Variable Annuity Account I (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

The Account's assets, including the Funds' shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

INFORMATION ABOUT THE FUNDS.


We may receive compensation from the Funds of the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement


We invest the assets of each Sub-Account in NAV shares of a corresponding Fund of the Series Fund. The Funds available under the contracts are as follows:


      PORTFOLIO                      PORTFOLIO MANAGER                              INVESTMENT DESCRIPTION
------------------------         -------------------------   -----------------------------------------------------------------------
SMALL CAP GROWTH TRUST           Wellington                  Seeks long-term capital appreciation by investing, under normal market
                                 Management                  conditions, primarily in small-cap companies that are believed
                                 Company, LLP                to offer above average potential for growth in revenues and earnings.

SMALL CAP INDEX TRUST            MFC Global Investment       seeks to approximate the aggregate total return of a small cap
                                 Management (U.S.A.)         U.S. domestic equity market index by attempting to track the
                                 Limited                     performance of the Russell 2000 Index.

MID CAP STOCK TRUST              Wellington Management       seeks long-term growth of capital by investing primarily in Company,
                                 Company, LLP                LLP equity securities of mid-size companies with significant capital appreciation potential.

FINANCIAL SERVICES TRUST         Davis Advisors              seeks growth of capital by investing primarily in common stocks of financial companies.  During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are
                                                             principally engaged in financial services.  A company is
                                                             "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

INTERNATIONAL EQUITY INDEX       SSgA Funds Management,      seeks to track the performance of a broad-based equity index of
TRUST B                          Inc.                        foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries by investing, under normal market conditions, at least 80% of its assets in
                                                             securities listed in the Morgan Stanley Capital International All
                                                             Country World Excluding U.S. Index

      PORTFOLIO                      PORTFOLIO MANAGER                              INVESTMENT DESCRIPTION
------------------------         -------------------------   -----------------------------------------------------------------------
OVERSEAS EQUITY TRUST            Capital Guardian Trust      seeks long-term capital appreciation by investing, under normal
                                 Company                     market conditions, at least 80% of its assets in equity
                                                             securities of companies outside the U.S. in a diversified mix of large established and medium-sized foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.

MID CAP INDEX TRUST              MFC Global Investment       seeks to approximate the aggregate total return of a mid cap U.S.
                                 Management (U.S.A.)         domestic equity market index by attempting to track the performance of
                                 Limited                     the S&P Mid Cap 400 Index*.

LARGE CAP GROWTH TRUST           Fidelity Management &       seeks long-term growth of capital by investing, under normal  market
                                 Research Company            conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

TOTAL STOCK MARKET               MFC Global Investment       seeks to approximate the aggregate total return of a broad U.S.
INDEX TRUST                      Management (U.S.A.)         domestic equity market index by attempting to track the
                                 Limited                     performance of the Wilshire 5000 Equity Index*

SMALL CAP VALUE TRUST            Wellington Management       seeks long-term capital appreciation by investing, under normal  market
                                 Company, LLP                conditions, at least 80% of its assets in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

MID VALUE TRUST                  T. Rowe Price Associates,   seek long-term capital appreciation by investing, under normal
                                 Inc.                        Market conditions, primarily in a diversified mix of common stocks of mid size u.S. Companies that are believed to be
                                                             undervalued by various measures and offer good prospects for capital appreciation.

500 INDEX TRUST B                MFC Global Investment       seeks to approximate the aggregate total return of a broad
                                 Management (U.S.A.)         U.S. Domestic equity market index investing, under normal market
                                 Limited                     conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S & P 500 Index and (b) securities (which may or may not be included in the S & P 500 Index) that MFC Global (U.S.A.)
                                                             believes as a group will behave in a manner similar to
                                                             the index.

EQUITY-INCOME TRUST              T. Rowe Price Associates,   seeks to provide substantial dividend income and also long-term
                                 Inc.                        capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

HIGH YIELD TRUST                 Saloman Brothers            seeks to realize an above-average total return over a market  cycle
                                 Asset Management            of three to five years, consistent with reasonable risk, by
                                 Inc                         investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

GLOBAL BOND TRUST                Pacific Investment          seeks to realize maximum total return, consistent with
                                 Management Company          preservation of capital and prudent investment management by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

      PORTFOLIO                      PORTFOLIO MANAGER                              INVESTMENT DESCRIPTION
------------------------         -------------------------   -----------------------------------------------------------------------
ACTIVE BOND TRUST                Declaration Management &    seek income and capital appreciation by investing at least 80%
                                 Research LLC                of its assets in a diversified mix of debt securities and
                                                             instruments.

                                 John Hancock Advisers,
                                 LLC

SHORT-TERM BOND TRUST            Declaration Management &    Seeks income and capital appreciation by investing at least 80%
                                 Research LLC                of its assets in a diversified mix of debt securities and
                                                             instruments.

MONEY MARKET TRUST B             MFC Global Investment       Seeks to obtain maximum current income consistent with
                                 Management (U.S.A.)         Preservation of principal and liquidity by investing in high
                                 Limited                     quality, U.S. Dollar denominated money market instruments.


* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


DESCRIPTION OF CHARGES AT THE FUND LEVEL



The Funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the Fund expense table in the Fee Tables, are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The Series Fund receives investment advisory services from John Hancock Investment Services, LLC ("JHIS"). JHIS pays a portion of these fees to the Funds' managers.



The figures for the Funds shown in the Fund expense table are based on historical Fund expenses, as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2004, except as indicated in the footnotes appearing at the end of the table. Expenses of the Funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.


THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                     dollar amount of transaction
                              DIVIDED BY

               value of one accumulation unit for the applicable


           variable investment option at the time of such transaction





The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such variable investment option. (See below under "Variable investment option valuation procedures.")

Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

        number of accumulation units in the variable investment options

                                     TIMES

     value of one accumulation unit for the applicable variable investment option at that time





THE ANNUITY PERIOD

DATE OF MATURITY

Your contract specifies the annuitant's 95th birthday as the date of maturity, when payments from one of our annuity options are scheduled to begin. You may subsequently elect a different date of maturity by sending us acceptable notice through our Electronic Servicing center or by writing to our Administrative Serving Office. Unless we otherwise permit, a new selection must be

      - at least 12 months after the date the first premium payment is applied to your contract and

      -     no later than the annuitant's 95th birthday.

We must receive your new selection in proper form at least 31 days prior to the new date of maturity.

If you are selecting or changing your date of maturity for a contract issued under an IRA, special limits apply. (See "Contracts purchased as traditional IRAs," in AI-9 "Tax Information," below.)

CHOOSING VARIABLE ANNUITY PAYMENTS

During the annuity period, we offer annuity payments on a variable basis for each variable investment option.

We will generally apply amounts allocated to variable investment options to provide annuity payments on a variable basis.

SELECTING AN ANNUITY OPTION

Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed below under Annuity options).

Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

      -     you have not made an election prior to the annuitant's death;

      - the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the beneficiary notifies us of the election prior to the date the proceeds become payable.

You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

      - we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Assumed investment rate: The assumed investment rate for any variable portion of your annuity payments will be 3-1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

ANNUITY OPTIONS

Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

OPTION A - LIFE ANNUITY WITH Payments FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

If the payee is more than 95 years old on the date of maturity, the following two options are not available:

      -     Option A: "life annuity with 5 years guaranteed" and

      - Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

If you did not purchase your contract under a tax-qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.


If you die before annuity payments have begun:



      - if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.



      - if the beneficiary is not your surviving spouse or if the beneficiary is your surviving spouse but chooses not to continue the contract, the entire interest (as discussed below) in the contract on the date of your death must be:



            (1)   paid out in full within five years of your death or



            (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death

      - If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable.



      - If you are the owner but not the last surviving annuitant, the entire interest equals:



            (1) the surrender value if paid out in full within five years of your death, or



            (2) the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.



If you die on or after annuity payments have begun:



      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.


The Code imposes very similar distribution requirements on contracts used to fund individual retirement annuity plans. We provide the required provisions for tax-qualified plans in separate disclosures and endorsements.

The Electronic Servicing Center contains instructions on how to provide notice of the death of an owner or annuitant to us, and how to file a claim at the Administrative Servicing Office. Notice of the death of an owner or annuitant should be furnished promptly.

MISCELLANEOUS PROVISIONS

CHANGE OF OWNER OR BENEFICIARY

The Electronic Servicing Center provides instructions on how to change the owner or beneficiary under your contract.

To qualify for favorable tax treatment, certain contracts can't be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose. Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the Administrative Servicing Office.

The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice to the Administrative Servicing Office no later than receipt of due proof of the death of the annuitant.

Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record,

      -     the any action taken prior to receipt of the notice, and

      -     certain other conditions.

An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.


WHO SHOULD PURCHASE A CONTRACT?



We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "code"). We also offer the contracts for purchase under:



      - traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code; and



      - non-deductible IRA plans ("roth IRAs") satisfying the requirements of Section 408A of the code.



We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. We provide general federal income tax information for contracts in section AI-9 "Tax information" in this Additional Information portion of the prospectus.


TAX INFORMATION

OUR INCOME TAXES

We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge of such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

UNDISTRIBUTED GAINS

We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

ANNUITY PAYMENTS

When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

SURRENDERS, WITHDRAWALS AND DEATH BENEFITS

When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution requirements following death of owner."

PENALTY FOR PREMATURE WITHDRAWALS

The taxable portion of any withdrawal, single sum payment and certain death benefit payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59-1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

PUERTO RICO ANNUITY CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN

Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

DIVERSIFICATION REQUIREMENTS

Each of the funds of the Series Fund intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

CONTRACTS PURCHASED FOR IRAs

TRADITIONAL IRAs

ANNUAL CONTRIBUTION LIMIT. A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

      -     100% of compensation includable in your gross income, or

      - the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.


CATCH-UP CONTRIBUTIONS. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.



SPOUSAL IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).



DEDUCTIBILITY OF CONTRIBUTIONS. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.


The amount of your deduction is based on the following factors:

      - whether you or your spouse is an active participant in an employer sponsored retirement plan,

      -     your federal income tax filing status, and

      -     your "Modified Adjusted Gross Income."

Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.


DISTRIBUTIONS. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

ROTH IRAs


ANNUAL CONTRIBUTION LIMIT. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.


The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.


CATCH-UP CONTRIBUTIONS. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.



SPOUSAL IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.



DISTRIBUTIONS. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:


      -     after you reach age 59 1/2,

      -     on your death or disability, or

      - to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).


CONVERSION TO A ROTH IRA. You can convert a traditional IRA to a Roth IRA, unless


      -     you have adjusted gross income over $100,000, or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

TAX-FREE ROLLOVERS TO AND FROM IRAs

For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

      -     a traditional IRA to another traditional IRA,

      - a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

      - a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

      - a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

WITHHOLDING ON ROLLOVER DISTRIBUTIONS

The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN

The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for IRAs" is inapplicable in Puerto Rico and should be disregarded.

SEE YOUR OWN TAX ADVISER

The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period; and

      -     the value at the end of such period.

At the Account level, total return reflects adjustments for the asset-based risk charge. Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it may be for additional durations.

We may also advertise "current yield" and "effective yield" for investments in the Money Market variable investment option. Current yield refers to the income earned on your investment in the Money Market variable investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax .

REPORTS

At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

At meetings of a Series Fund's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

CHANGES TO THE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

      -     to add or delete variable investment options,

      -     to change the underlying investment vehicles,

      -     to operate the Account in any form permitted by law, and

      - to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any contract charges. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial premium payment,

      -     the size of the group or class,

      - the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

      - the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

We will make any reduction in charges according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock Life Insurance Company.

You can purchase the contracts through broker-dealers who have entered into selling agreements with Signator and JHVLICO. We do not expect the compensation of such broker-dealers and their affiliated life insurance agencies to exceed 8% of premium payments (on a present value basis).

EXPERTS


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements and schedules of John Hancock Variable Life Insurance Company at December 31, 2004, and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                            APPENDIX A: SPECIAL TERMS


We define or explain each of the following key words used in this prospectus on the pages shown below:



                             Key word                                           Page
-----------------------------------------------------------------------------   ----
Accumulation units...........................................................     21
Annuitant....................................................................      9
Annuity direct deposit program...............................................
Annuity payments.............................................................     11
Annuity period...............................................................     11
Contract year................................................................      9
Date of issue................................................................      9
Date of maturity.............................................................     22
Electronic Servicing Center..................................................
Funds........................................................................      2
Premium payments.............................................................      9
Surrender....................................................................     15
Surrender value..............................................................     16
Total value of your contract.................................................     11
Variable investment options..................................................   cover
Withdrawal...................................................................     15

                   APPENDIX U: Accumulation Unit Value Tables

                         CONDENSED FINANCIAL INFORMATION

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

The following table provides selected data for eVARIABLE ANNUITY accumulation shares. The first year begins January 5, 2001, when the eVARIABLE ANNUITY contract was first offered.

                                                                        YEAR           YEAR           YEAR           YEAR
                                                                       ENDED           ENDED          ENDED          ENDED
                                                                      DEC. 31         DEC. 31        DEC. 31        DEC. 31
                                                                        2004           2003           2002           2001
                                                                     ----------     ----------     ----------     ----------
EQUITY INDEX
Accumulation Share Value:
  Beginning of period .........................................      $     8.53     $     6.68     $     8.66     $    10.00
  End of period ...............................................      $     9.38     $     8.53     $     6.68     $     8.66
Number of Accumulation Shares outstanding at end of period ....           8,639         73,016          4,707             --
LARGE CAP VALUE
Accumulation Share Value:
  Beginning of period .........................................      $    10.77     $     8.64     $    10.02     $    10.00
  End of period ...............................................      $    12.31     $    10.77     $     8.64     $    10.02
Number of Accumulation Shares outstanding at end of period ....          18,094         28,753         27,359             --
FUNDAMENTAL VALUE B (formerly "Large Cap Value CORE")
(Effective November 1, 2004, merged into "Fundamental Value")
Accumulation Share Value:
  Beginning of period .........................................      $     9.98     $     7.80     $     9.59     $    10.00
  End of period ...............................................      $    10.74     $     9.98     $     7.80     $     9.59
Number of Accumulation Shares outstanding at end of period ....              --             --             --             --
LARGE CAP GROWTH B (formerly "Large Cap Aggressive Growth")
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
  Beginning of period .........................................      $     7.22     $     5.52     $     8.09     $    10.00
  End of period ...............................................      $     6.93     $     7.22     $     5.52     $     8.09
Number of Accumulation Shares outstanding at end of period ....              --         13,379             --             --
FUNDAMENTAL VALUE
Accumulation Share Value:
  Beginning of period .........................................      $     9.85     $     7.71     $     9.39     $    10.00
  End of period ...............................................      $    11.32     $     9.85     $     7.71     $     9.39
Number of Accumulation Shares outstanding at end of period ....              --             --             --             --
EARNINGS GROWTH
Accumulation Share Value:
  Beginning of period .........................................      $     5.11     $     4.13     $     6.14     $    10.00
  End of period ...............................................      $     5.22     $     5.11     $     4.13     $     6.14
Number of Accumulation Shares outstanding at end of period ....           8,282          6,096          2,643             75
MID CAP VALUE B (formerly "Small/Mid Cap CORE") Accumulation
Share Value:
  Beginning of period .........................................      $    12.43     $     8.62     $    10.23     $    10.00
  End of period ...............................................      $    14.66     $    12.43     $     8.62     $    10.23
Number of Accumulation Shares outstanding at end of period ....          16,245         10,625             --             --

                                                                      YEAR           YEAR           YEAR           YEAR
                                                                      ENDED          ENDED          ENDED          ENDED
                                                                    DEC. 31         DEC. 31        DEC. 31        DEC. 31
                                                                      2004           2003           2002           2001
                                                                   ----------     ----------     ----------     ----------
MID CAP GROWTH (formerly "Small/Mid Cap Growth")
Accumulation Share Value:
  Beginning of period ........................................     $    12.13     $     8.31     $    10.61     $    10.00
  End of period ..............................................     $    13.46     $    12.13     $     8.31     $    10.61
Number of Accumulation Shares outstanding at end of period....          1,052            336             --             --
SMALL CAP VALUE
Accumulation Share Value:
  Beginning of period ........................................     $    14.84     $    10.83     $    11.65     $    10.00
  End of period ..............................................     $    18.48     $    14.84     $    10.83     $    11.65
Number of Accumulation Shares outstanding at end of period....          6,488          8,833         14,427             45
SMALL CAP GROWTH
(Effective November 1, 2004, merged into "Small Cap
Emerging Growth")
Accumulation Share Value:
  Beginning of period ........................................     $     8.03     $     6.32     $     9.09     $    10.00
  End of period ..............................................     $     7.99     $     8.03     $     6.32     $     9.09
Number of Accumulation Shares outstanding at end of period....             --         11,442            855             --
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
  Beginning of period ........................................     $    10.00     $     6.76     $     9.48     $    10.00
  End of period ..............................................     $    10.87     $    10.00     $     6.76     $     9.48
Number of Accumulation Shares outstanding at end of period....         11,285             --             --             --
AIM V.I. PREMIER EQUITY - SERIES I CLASS
Accumulation Share Value:
  Beginning of period ........................................     $     7.40     $     5.96     $     8.60     $    10.00
  End of period ..............................................     $     7.78     $     7.40     $     5.96     $     8.60
Number of Accumulation Shares outstanding at end of period....              0             26             --             --
AIM V.I. CAPITAL DEVELOPMENT - SERIES II CLASS
Accumulation Share Value:
  Beginning of period (Note 1) ...............................     $    10.03     $     7.48     $    10.00             --
  End of period ..............................................     $    11.49     $    10.03     $     7.48             --
Number of Accumulation Shares outstanding at end of period....             --             --             --             --
FIDELITY VIP CONTRAFUND - SERVICE CLASS
Accumulation Share Value:
  Beginning of period ........................................     $    10.37     $     8.13     $     9.04     $    10.00
  End of period ..............................................     $    11.89     $    10.37     $     8.13     $     9.04
Number of Accumulation Shares outstanding at end of period....         18,567         37,930         28,962             57
FIDELITY VIP GROWTH SERVICE CLASS
Accumulation Share Value:
  Beginning of period ........................................     $     7.55     $     5.92     $     8.25     $    10.00
  End of period ..............................................     $     7.74     $     7.55     $     5.92     $     8.25
Number of Accumulation Shares outstanding at end of period....          3,477          3,484            107             --

                                                                        YEAR           YEAR           YEAR           YEAR
                                                                        ENDED          ENDED          ENDED          ENDED
                                                                       DEC. 31        DEC. 31        DEC. 31        DEC. 31
                                                                        2004           2003           2002           2001
                                                                     ----------     ----------     ----------     ----------
MFS INVESTORS GROWTH STOCK - INITIAL CLASS
Accumulation Share Value:
  Beginning of period...........................................     $     6.73     $     5.51     $     7.65     $    10.00
  End of period.................................................     $     7.30     $     6.73     $     5.51     $     7.65
Number of Accumulation Shares outstanding at end of period......          2,303          2,308             --             --
MFS RESEARCH - INITIAL CLASS
Accumulation Share Value:
  Beginning of period...........................................     $     7.28     $     5.88     $     7.84     $    10.00
  End of period.................................................     $     8.38     $     7.28     $     5.88     $     7.84
Number of Accumulation Shares outstanding at end of period......             --             --             --             --
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
  Beginning of period...........................................     $     8.39     $     6.38     $     7.85     $    10.00
  End of period.................................................     $     9.25     $     8.39     $     6.38     $     7.85
Number of Accumulation Shares outstanding at end of period......          5,990         12,651         77,025         71,135
OVERSEAS EQUITY
(Effective November 1, 2004, merged into "Overseas Equity B
(formerly "International Opportunities")")
Accumulation Share Value:
  Beginning of period...........................................     $    11.88     $     8.55     $     9.19     $    10.00
  End of period.................................................     $    12.22     $    11.88     $     8.55     $     9.19
Number of Accumulation Shares outstanding at end of period......             --            220             --             --
FIDELITY VIP OVERSEAS - SERVICE CLASS
Accumulation Share Value:
  Beginning of period...........................................     $     8.69     $     6.11     $     7.72     $    10.00
  End of period.................................................     $     9.80     $     8.69     $     6.11     $     7.72
Number of Accumulation Shares outstanding at end of period......          3,885             --         13,633         72,280
OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
(Effective November 1, 2004, merged into "Overseas Equity B
(formerly "International Opportunities")")
Accumulation Share Value:
  Beginning of period...........................................     $    13.21     $     8.48     $     9.15     $    10.00
  End of period.................................................     $    14.51     $    13.21     $     8.48     $     9.15
Number of Accumulation Shares outstanding at end of period......             --         55,204          2,542             13
JANUS ASPEN WORLDWIDE GROWTH - SERVICE SHARES
Accumulation Share Value:
  Beginning of period...........................................     $     6.86     $     5.58     $     7.56     $    10.00
  End of period.................................................     $     7.12     $     6.86     $     5.58     $     7.56
Number of Accumulation Shares outstanding at end of period......          1,176          1,420          2,301         75,490
JANUS ASPEN GLOBAL TECHNOLOGY - SERVICE SHARES
Accumulation Share Value:
  Beginning of period...........................................     $     5.12     $     3.52     $     6.00     $    10.00
  End of period.................................................     $     5.12     $     5.12     $     3.52     $     6.00
Number of Accumulation Shares outstanding at end of period......          1,554          2,072          1,450             52

                                                                       YEAR          YEAR          YEAR           YEAR
                                                                      ENDED         ENDED          ENDED          ENDED
                                                                     DEC. 31       DEC. 31       DEC. 31        DEC. 31
                                                                       2004         2003           2002           2001
                                                                   -----------   -----------   ------------   ------------
SHORT-TERM BOND
Accumulation Share Value:
  Beginning of period...........................................   $     11.45   $     11.21   $      10.68   $      10.00
  End of period.................................................   $     11.54   $     11.45   $      11.21   $      10.68
Number of Accumulation Shares outstanding at end of period......        18,015        13,707          2,920             --
ACTIVE BOND
Accumulation Share Value:
  Beginning of period...........................................   $     11.95   $     11.30   $      10.60   $      10.00
  End of period.................................................   $     12.44   $     11.95   $      11.30   $      10.60
Number of Accumulation Shares outstanding at end of period......        35,653        50,790          1,676          1,059
HIGH YIELD BOND
Accumulation Share Value:
  Beginning of period...........................................   $     10.96   $      9.47   $       9.98   $      10.00
  End of period.................................................   $     11.78   $     10.96   $       9.47   $       9.98
Number of Accumulation Shares outstanding at end of period......        43,678        73,772         45,920             --
GLOBAL BOND
Accumulation Share Value:
  Beginning of period...........................................   $     13.23   $     11.49   $       9.73   $     10.000
  End of period.................................................   $     14.54   $     13.23   $      11.49   $       9.73
Number of Accumulation Shares outstanding at end of period......        24,275           224             18             18
MONEY MARKET
Accumulation Share Value:
  Beginning of period...........................................   $     10.44   $     10.40   $      10.32   $     10.000
  End of period.................................................   $     10.48   $     10.44   $      10.40   $      10.32
Number of Accumulation Shares outstanding at end of period......        37,324       174,006      2,039,153      1,589,191
MFS NEW DISCOVERY
Accumulation Share Value:
  Beginning of period...........................................   $      8.79   $      6.62   $       9.74   $      10.00
  End of period.................................................   $      9.30   $      8.79   $       6.62   $       9.74
Number of Accumulation Shares outstanding at end of period......            --            --             --             --
FINANCIAL INDUSTRIES
Accumulation Share Value:
  Beginning of period...........................................   $      8.41   $      6.87
  End of period.................................................   $      9.08   $      8.41
Number of Accumulation Shares outstanding at end of period......         1,004         1,156             --             --
LARGE CAP GROWTH
Accumulation Share Value:
  Beginning of period...........................................   $     10.31 value date 11-1-04
  End of period.................................................   $     11.13
Number of Accumulation Shares outstanding at end of period......         8,385

--------------------
(1) Values shown for 2002 begin on May 1, 2002.

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 2 , 2005


                    INDEPENDENCE PREFERRED VARIABLE ANNUITY,

                       INDEPENDENCE 2000 VARIABLE ANNUITY,

                                       AND

                                eVARIABLE ANNUITY

            DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I


This statement of additional information ("SAI"), dated May 2 , 2005 is not a prospectus. It is intended that this SAI be read in conjunction with one of the Independence Preferred Variable Annuity, Independence 2000 Variable Annuity, or eVariable Annuity prospectuses dated May 2, 2005 , of the John Hancock Variable Annuity Account I (the "Account"). Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. An Independence Preferred Variable Annuity, Independence 2000 Variable Annuity, prospectus may be obtained from the John Hancock Annuity Service Office, P.O. Box 55106 , Boston, Massachusetts 02205-5106 , telephone number 1-800-732-5543. An eVariable Annuity prospectus may be obtained from the John Hancock Variable Life Insurance Company Administrative Servicing Office, P.O. Box 62137, Baltimore, MD 21264-2137, or on
URL: http://www.AnnuityNet.com.

                                TABLE OF CONTENTS


DISTRIBUTION.................................................................................................     3
CALCULATION OF PERFORMANCE DATA..............................................................................     3
  MONEY MARKET VARIABLE INVESTMENT OPTION....................................................................     3
  OTHER VARIABLE INVESTMENT OPTIONS..........................................................................     3
    "Standardized" Total Return..............................................................................     3
    Yield....................................................................................................     4
    "Non-Standardized" Performance...........................................................................     4
OTHER PERFORMANCE INFORMATION................................................................................     4
CALCULATION OF ANNUITY PAYMENTS..............................................................................     4
    Calculation of Annuity Units.............................................................................     4
    Annuity Unit Values......................................................................................     5
    Mortality Tables.........................................................................................     6
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES.........................................................     6
    Net Investment Rate......................................................................................     6
    Adjustment of Units and Values...........................................................................     6
    Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values....     6
PURCHASES AND REDEMPTIONS OF FUND SHARES.....................................................................     7
THE ACCOUNT..................................................................................................     7
DELAY OF CERTAIN PAYMENTS....................................................................................     7
LIABILITY FOR TELEPHONE TRANSFERS............................................................................     7
VOTING PRIVILEGES............................................................................................     8

DISTRIBUTION


The distribution of the contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement we paid for such services during the past three fiscal years as follows:



YEAR                        AMOUNT PAID TO SIGNATOR
----                        -----------------------
2004                            $      14,434,824
2003                            $      18,242,108
2002                            $      22,711,928


CALCULATION OF PERFORMANCE DATA

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTION

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The applicable risk based charges, mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

              Effective yield = (Base period return + 1)(365/7) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"STANDARDIZED" TOTAL RETURN

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment option, according to the following "Standard" formula prescribed by the SEC:

                              P x ( 1 + T )(n) = ERV

       where P = a hypothetical initial premium payment of $1,000 T = average annual total return n = number of years
                  ERV = ending redeemable value of a hypothetical
                     $1,000 premium payment, made at the
                     beginning of such period (or fractional
                     portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1995. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

YIELD

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                    Yield = 2 [ ( a - b / cd + 1 ) (6) - 1 ]

        where:  a = net investment income earned during the period by the fund whose shares are owned by the variable investment option
                b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period
                d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"NON-STANDARDIZED" PERFORMANCE

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, withdrawal charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

"Non-standardized" average annual total returns for the eVariable Annuity contracts are shown in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

OTHER PERFORMANCE INFORMATION

      You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

      the resulting value (minus any premium tax charge)

                    by

                  $1,000

and multiply the result by

      the applicable annuity purchase rate set forth in the contract and reflecting

      (1) the age and, possibly, sex of the payee and

      (2) the assumed investment rate (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

      the amount of the initial monthly variable annuity payment from that variable annuity option by

      the annuity unit value of that variable investment option as of 10 calendar days prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ----------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

      (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

      (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.99990575. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

      For any period, the net investment rate for a variable investment option equals

      (1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

      (2) for each calendar day in the period, a deduction of 0.001781% of the value of the variable investment option at the beginning of the period, and less

      (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $71.21 assuming a one day period. The $71.21 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00001781. By substituting in the first formula above, the net investment rate is equal to $3928.76 ($2000 + $3000 - $1000 - $71.21)
divided by $4,000,000 or 0.0009822.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009822) or $11.261050. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009822) x .99990575 or
$1.085963. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

PURCHASES AND REDEMPTIONS OF FUND SHARES

JHVLICO purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each fund determined on that same date.

THE ACCOUNT

In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

DELAY OF CERTAIN PAYMENTS

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

      (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

      (2)   when trading on that Exchange is restricted;

      (3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

      (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

LIABILITY FOR TELEPHONE TRANSFERS

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

      -     requiring personal identification,

      -     tape recording calls, and

      -     providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

VOTING PRIVILEGES

Here's the formula we use to determine the number of Fund shares as to which you may give instructions:

         the total value of your accumulation units value in a variable investment option

                                   divided by

        the net asset value of 1 share of the corresponding class of the fund's shares

      At a shareholders' meeting, you may give instructions regarding:

      (1)   the election of a Board of Trustees,

      (2)   the ratification of the selection of independent auditors,

      (3) the approval of a Series Fund's investment management agreements, and

      (4)   other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

We will furnish you information and forms so that you may give voting instructions.

We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2004, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004. We have also audited the consolidated balance sheet as of December 31, 2003 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2004, and the consolidated results of their operations and their cash flows for the period April 29, 2004 through December 31, 2004, and the consolidated financial position of the predecessor company at December 31, 2003 and the consolidated results of its operations and its cash flows for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts.

                                                          /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 25, 2005

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS

                                                                                 Predecessor
                                                                      Company      Company
                                                                    ------------ ------------
                                                                    December 31, December 31,
                                                                        2004         2003
                                                                    ------------ ------------
                                                                          (in millions)
Assets
Investments
Fixed maturities:
  Held-to-maturity -- at amortized cost (fair value: 2003
   -- $78.8)..................................................       $       -    $    78.7
  Available-for-sale -- at fair value (cost: 2004 --
   $4,068.3, 2003 -- $3,621.5)................................         4,135.6      3,786.9
Equity securities:
  Available-for-sale -- at fair value (cost: 2004 -- $36.6;
   2003 -- $39.6).............................................            36.9         41.7
  Mortgage loans on real estate...............................         1,061.8        883.0
Real estate...................................................            14.7         13.4
Policy loans..................................................           387.1        370.9
Short-term investments........................................             0.1         10.1
Other invested assets.........................................           349.4        158.5
                                                                     ---------    ---------
  Total Investments...........................................         5,985.6      5,343.2
Cash and cash equivalents.....................................           100.3         67.7
Accrued investment income.....................................            55.5         70.2
Premiums and accounts receivable..............................             7.5          4.5
Goodwill......................................................           410.8            -
Value of business acquired....................................         1,262.8          2.3
Intangible assets.............................................           218.6            -
Deferred policy acquisition costs.............................           105.9      1,205.7
Reinsurance recoverable.......................................           253.5        205.2
Other assets..................................................           200.3        114.7
Separate account assets.......................................         7,335.7      6,881.9
                                                                     ---------    ---------
  Total Assets................................................       $15,936.5    $13,895.4
                                                                     =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                          Predecessor
                                                               Company      Company
                                                             ------------ ------------
                                                             December 31, December 31,
                                                                 2004         2003
                                                             ------------ ------------
                                                                   (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits......................................  $ 5,766.2    $ 4,852.6
Policyholders' funds........................................        3.5          3.4
Unearned revenue............................................       28.4        264.5
Unpaid claims and claim expense reserves....................       46.1         32.1
Dividends payable to policyholders..........................        0.7          0.5
Income taxes................................................      331.7        295.1
Other liabilities...........................................      389.5        312.5
Separate account liabilities................................    7,335.7      6,881.9
                                                              ---------    ---------
  Total Liabilities.........................................   13,901.8     12,642.6
Commitments, guarantees and contingencies
Shareholder's Equity
Common stock; $50 par value; 50,000 shares authorized and
  outstanding...............................................        2.5          2.5
Additional paid in capital..................................    1,905.5        572.4
Retained earnings...........................................       93.3        600.3
Accumulated other comprehensive income......................       33.4         77.6
  Total Shareholder's Equity................................    2,034.7      1,252.8
                                                              ---------    ---------
  Total Liabilities and Shareholder's Equity................  $15,936.5    $13,895.4
                                                              =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                        Company        Predecessor Company
                                                                                      ------------ --------------------------
                                                                                      Period from  Period from
                                                                                       April 29,   January 1,
                                                                                        through      through
                                                                                      December 31,  April 28,
                                                                                          2004        2004      2003    2002
                                                                                      ------------ ----------- ------  ------
                                                                                                   (in millions)
Revenues
Premiums............................................................................     $ 50.4      $ 25.4    $ 67.2  $ 58.5
Universal life and investment-type product charges..................................      248.6       132.3     367.7   356.0
Net investment income...............................................................      194.6       112.9     316.3   270.1
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired of $9.0, $2.4,
  $5.4 and $7.5, respectively.......................................................      (15.3)       (1.0)    (24.8)  (20.8)
Other revenues......................................................................          -         0.1       0.2     1.3
                                                                                         ------      ------    ------  ------
 Total revenues.....................................................................      478.3       269.7     726.6   665.1
Benefits and expenses
Benefits to policyholders...........................................................      222.8       127.8     337.9   344.1
Other operating costs and expenses..................................................       79.7        36.1      96.4    69.0
Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net realized investment and other gains (losses)
  of $9.0, $2.4, $5.4 and $7.5, respectively........................................       21.9        33.2     104.8    60.0
Dividends to policyholders..........................................................       12.8         6.2      17.5    18.8
                                                                                         ------      ------    ------  ------
 Total benefits and expenses........................................................      337.2       203.3     556.6   491.9
                                                                                         ------      ------    ------  ------
Income before income taxes and cumulative effect of accounting change...............      141.1        66.4     170.0   173.2
Income taxes........................................................................       47.8        21.7      55.8    58.4
                                                                                         ------      ------    ------  ------
Income before cumulative effect of accounting change................................       93.3        44.7     114.2   114.8
Cumulative effect of accounting change, net of tax..................................          -        (3.0)     (6.5)      -
                                                                                         ------      ------    ------  ------
Net income..........................................................................     $ 93.3      $ 41.7    $107.7  $114.8
                                                                                         ======      ======    ======  ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                         EQUITY AND COMPREHENSIVE INCOME

                                                                               Accumulated
                                                          Additional              Other         Total
                                                   Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                   Stock   Capital   Earnings    Income        Equity       Shares
                                                   ------ ---------- -------- ------------- ------------- -----------
                                                        (in millions, except for shares outstanding)      (thousands)
Predecessor Company
Balance at January 1, 2002.......................  $ 2.5   $  572.4  $ 377.8     $ 12.9       $   965.6       50.0
Comprehensive income:
 Net income......................................                      114.8                      114.8
Other comprehensive income, net of tax:
 Net unrealized gains............................                                   8.5             8.5
                                                                                              ---------
Comprehensive income.............................                                                 123.3
                                                   -----   --------  -------     ------       ---------      -----
Balance at December 31, 2002.....................  $ 2.5   $  572.4  $ 492.6     $ 21.4       $ 1,088.9       50.0
                                                   =====   ========  =======     ======       =========      =====
Comprehensive income:
 Net income......................................                      107.7                      107.7
Other comprehensive income, net of tax:
 Net unrealized gains............................                                  56.2            56.2
                                                                                              ---------
Comprehensive income.............................                                                 163.9
                                                   -----   --------  -------     ------       ---------      -----
Balance at December 31, 2003.....................  $ 2.5   $  572.4  $ 600.3     $ 77.6       $ 1,252.8       50.0
                                                   =====   ========  =======     ======       =========      =====
Comprehensive income:
 Net income......................................                       41.7                       41.7
Other comprehensive income, net of tax:
 Net unrealized gains............................                                  11.2            11.2
                                                                                              ---------
Comprehensive income.............................                                                  52.9
                                                   -----   --------  -------     ------       ---------      -----
Balance at April 28, 2004........................  $ 2.5   $  572.4  $ 642.0     $ 88.8       $ 1,305.7       50.0
                                                   =====   ========  =======     ======       =========      =====
Acquisition by Manulife Financial Corporation:
Sale of shareholder's equity.....................  $(2.5)  $ (572.4) $(642.0)    $(88.8)      $(1,305.7)     (50.0)
Manulife Financial Corporation purchase price....  $ 2.5   $1,905.5        -          -       $ 1,908.0       50.0
                                                   -----   --------  -------     ------       ---------      -----
Balance at April 29, 2004........................  $ 2.5   $1,905.5        -          -       $ 1,908.0       50.0
                                                   =====   ========  =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                 EQUITY AND COMPREHENSIVE INCOME -- (CONTINUED)

                                                                        Accumulated
                                                   Additional              Other         Total
                                            Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                            Stock   Capital   Earnings    Income        Equity       Shares
                                            ------ ---------- -------- ------------- ------------- -----------
                                                 (in millions, except for shares outstanding)      (thousands)
Company
Balance at April 29, 2004................    $2.5   $1,905.5   $   -       $   -       $1,908.0       50.0
Comprehensive income:
 Net income...............................                      93.3                       93.3
Other comprehensive income, net of tax:
 Net unrealized gains.....................                                  33.4           33.4
                                                                                       --------
Comprehensive income......................                                                126.7
                                             ----   --------   -----       -----       --------       ----
Balance at December 31, 2004..............   $2.5   $1,905.5   $93.3       $33.4       $2,034.7       50.0
                                             ====   ========   =====       =====       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                             Company           Predecessor Company
                                                                           ------------ ---------------------------------
                                                                           Period from  Period from
                                                                            April 29,    January 1,
                                                                           2004 through 2004 through
                                                                           December 31,  April 28,
                                                                               2004         2004        2003       2002
                                                                           ------------ ------------ ---------  ---------
                                                                                            (in millions)
Cash flows from operating activities:
 Net income..............................................................    $  93.3      $  41.7    $   107.7  $   114.8
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount -- fixed maturities.............................       45.5         (4.6)       (10.7)      (0.3)
 Net realized investment and other (gains) losses........................       15.3          1.0         24.8       20.8
 Change in accounting principle..........................................          -          3.0            -          -
 Change in deferred policy acquisition costs and value of business
   acquired..............................................................     (106.9)        (9.6)       (49.6)    (124.6)
 Depreciation and amortization...........................................       21.1          0.8          1.8        1.3
 Decrease (increase) in accrued investment income........................       28.2        (13.5)        (0.1)      (9.3)
 Increase (decrease) in premiums and accounts receivable.................       (3.8)         0.8         (0.7)       8.7
 Decrease (increase) in other assets and other liabilities, net..........       44.7        (47.4)       (61.9)     (28.0)
 Increase (decrease) in policy liabilities and accruals, net.............       71.0         48.8        216.6      (53.3)
 Increase in income taxes................................................       20.7          9.0         35.1       33.5
                                                                             -------      -------    ---------  ---------
   Net cash provided by (used in) operating activities...................      229.1         30.0        263.0      (36.4)
Cash flows used in investing activities:
 Sales of:
   Fixed maturities available-for-sale...................................      208.5         88.8        690.1      460.2
   Equity securities available-for-sale..................................       26.2         14.9         38.3        7.4
   Real estate...........................................................          -          2.1          5.8        0.3
   Short-term investments and other invested assets......................       31.4          7.0         31.6          -
 Maturities, prepayments and scheduled redemptions of:
   Fixed maturities held-to-maturity.....................................          -          0.5          4.1        3.2
   Fixed maturities available-for-sale...................................      175.0        105.6        241.1      155.7
   Short-term investments and other invested assets......................          -         10.1          0.1       24.9
   Mortgage loans on real estate.........................................       53.6         26.2        102.9       90.7
 Purchases of:
   Fixed maturities held-to-maturity.....................................          -            -         (1.1)      (3.1)
   Fixed maturities available-for-sale...................................     (667.1)      (256.0)    (1,625.0)  (1,174.5)
   Equity securities available-for-sale..................................      (14.2)       (17.9)       (60.4)      (3.9)
   Real estate...........................................................          -         (0.1)        (0.2)      (0.1)
   Short-term investments and other invested assets......................      (24.0)      (199.6)       (93.9)     (73.3)
Mortgage loans on real estate issued.....................................     (161.3)       (60.0)      (321.4)    (170.4)
Other, net...............................................................        6.9        (75.2)       (11.0)     (10.1)
                                                                             -------      -------    ---------  ---------
 Net cash used in investing activities...................................    $(365.0)     $(353.6)   $  (999.0) $  (693.0)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                               Company          Predecessor Company
                                                             ------------ -------------------------------
                                                             Period from  Period from
                                                              April 29,    January 1,
                                                             2004 through 2004 through
                                                             December 31,  April 28,
                                                                 2004         2004       2003      2002
                                                             ------------ ------------ --------  --------
                                                                             (in millions)
Cash flows from financing activities:
  Universal life and investment-type contract deposits......   $ 639.9      $ 400.4    $1,097.2  $1,232.1
  Universal life and investment-type contract maturities
   and withdrawals..........................................    (339.8)      (208.4)     (496.4)   (415.2)
  Issuance of short-term debt...............................         -         88.0           -         -
  Repayment of short-term debt..............................     (80.0)        (8.0)          -         -
                                                               -------      -------    --------  --------
  Net cash provided by financing activities.................     220.1        272.0       600.8     816.9
                                                               -------      -------    --------  --------
  Net increase (decrease) in cash and cash equivalents......      84.2        (51.6)     (135.2)     87.5
Cash and cash equivalents at beginning of period............      16.1         67.7       202.9     115.4
                                                               -------      -------    --------  --------
Cash and cash equivalents at end of period..................   $ 100.3      $  16.1    $   67.7  $  202.9
                                                               =======      =======    ========  ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of John Hancock Financial Services, Inc. (JHFS ) that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines. For additional information, refer to relevant John Hancock and other related public filings with the U.S. SEC relating to the merger. In order to more efficiently manage its corporate structure, on October 7, 2004 Manulife transferred all of its shares in JHFS to John Hancock Holdings (Delaware) LLC -- a wholly-owned subsidiary of Manulife.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of completing the valuations of a portion of the assets acquired and liabilities assumed; thus, the allocation of the purchase price is subject to refinement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes the estimated fair values of the assets and liabilities recorded as of April 28, 2004 (in millions):

                                                                Fair Value
                                                                ----------
Assets:
Fixed maturity securities...................................    $ 3,814.0
Equity securities...........................................         42.2
Mortgage loans..............................................        965.2
Policy loans................................................        388.1
Other invested assets.......................................        362.9
Goodwill....................................................        410.8
Value of business acquired..................................      1,289.4
Intangible assets...........................................        219.1
Cash and cash equivalents...................................         16.1
Reinsurance recoverable, net................................        197.5
Other assets acquired.......................................        290.6
Separate account assets.....................................      6,838.8
                                                                ---------
  Total assets acquired.....................................     14,834.7
Liabilities:
Policy liabilities..........................................      5,335.3
Deferred tax liability......................................        293.0
Other liabilities...........................................        459.6
Separate accounts...........................................      6,838.8
                                                                ---------
  Total liabilities assumed.................................     12,926.7
Net Assets Acquired.........................................    $ 1,908.0
                                                                ---------

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12 -- Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

Note 2 -- Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS), which is in turn a subsidiary of Manulife Financial Corporation (Manulife). Since April 28, 2004, the Company, John Hancock and JHFS all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2004 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that would be required as a result of the merger with Manulife.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company formerly Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

Investments

At December 31, 2004, the Company classifies its debt and equity investment securities into one category: available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses). Interest income is generally recorded on an accrual basis.

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $ - million and $3.7 million at December 31, 2004 and 2003, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs and value of business acquired.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2004, the Company's DAC was deemed recoverable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2004, the average discount rate was 5.0% for universal life insurance products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, the long-term growth rate assumption was lowered from 9%, to 8%, gross of fees. Second, the average rates were lowered for the next five years from the mid-teens to 13%. Finally, the Company increased certain fee rates on these policies (the variable series trust (VST) fees were increased). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $21.9 million and $33.2 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $104.8 million and $60.0 million for the years ended December 31, 2003, and 2002, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 7 -- Reinsurance below for additional disclosures regarding reinsurance.

Goodwill and Other Intangible Assets

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.0% to 5.0% for life insurance liabilities, and from 4.2% to 6.5% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

Participating Insurance

Participating business represents approximately 4.5% and 4.9% of the Company's life insurance in-force at December 31, 2004 and 2003, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 -- Income Taxes for additional disclosures on this topic.

Cumulative Effect of Accounting Changes

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in an increase in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

Recent Accounting Pronouncements

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities (SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders. Refer to Note 13 -- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Account Changes above for presentation of the impact of adoption.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003 which the Company recorded through net income as a cumulative effect of an accounting change.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued Statement of Financial Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS No.
146). SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted Statement of Financial Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142). SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. In January, 2002, the Company had no goodwill or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. John Hancock charged the Company a service fee of $144.3 million and $161.8 million for the years ended December 31, 2003 and 2002, respectively. As of December 31, 2004 and 2003, respectively, the Company owed John Hancock $15.3 million and $57.4 million related to these services, which is included in other liabilities on the Company's Consolidated Balance Sheets. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. In connection with this agreement, John Hancock transferred to the Company $20.7 million and $42.0 million of cash for the years ended December 31, 2003 and 2002, respectively. This agreement increased the Company's gain from operations by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the gain from operations by $1.2 million in the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $5.0 million and $1.1 million in the years ended December 31, 2003 and 2002, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $111.6 million and $115.6 million as of December 31, 2004 and 2003, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. In connection with the agreement, John Hancock received $0.8 million from the Company for the years ended December 31, 2003 and 2002, respectively. This agreement decreased the Company's gain from operations by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's gain from operations by $0.8 million for the years 2003 and 2002.

At December 31, 2004 and 2003, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2004 and 2003, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $11.4 million, $6.0 million and $9.3 million in 2004, 2003 and 2002, respectively. The pension plan prepaid expense allocated to the Company amounted to $84.7 million and $76.4 million at December 31, 2004 and 2003, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $23.5 million for the year ended December 31, 2004 and the reinsurance recoverable was $24.3 million at December 31, 2004. The reinsurance premiums and reinsurance recoverables are included in the Company's Consolidated Balance Sheets and Income Statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses) (in millions):

                                                                                 Period from   Period from
                                                                                   April 29     January 1
                                                                                   through       through
                                                                                 December 31,   April 28,
                                                                                     2004         2004       2003     2002
                                                                                 ------------  -----------  ------   ------
Net Investment Income
Fixed maturities................................................................    $138.1       $ 85.0     $242.3   $201.3
Equity securities...............................................................       0.5          0.3        0.8      0.1
Mortgage loans on real estate...................................................      34.7         19.8       52.4     46.8
Real estate.....................................................................       2.7          0.3        4.6      4.5
Policy loans....................................................................      13.5          6.0       20.3     20.9
Short-term investments..........................................................       0.8          0.2        1.2      1.6
Other...........................................................................       9.9          3.2        6.8      2.5
                                                                                    ------       ------     ------   ------
Gross investment income.........................................................     200.2        114.8      328.4    277.7
 Less investment expenses.......................................................       5.6          1.9       12.1      7.6
                                                                                    ------       ------     ------   ------
 Net investment income..........................................................    $194.6       $112.9     $316.3   $270.1
                                                                                    ======       ======     ======   ======
Net Realized Investment and other Gains (Losses), Net of Related
  Amortization of Deferred Policy Acquisition Costs and Value of the
  Business Acquired
Fixed maturities................................................................    $  2.0       $  4.5     $(10.3)  $(39.9)
Equity securities...............................................................       1.6          0.8        3.6      2.5
Mortgage loans on real estate and real estate to be disposed of.................      (3.3)        (0.7)      (3.2)     0.8
Derivatives and other invested assets...........................................     (24.6)        (8.0)     (20.3)     8.3
Amortization adjustment for deferred policy acquisition costs
  and value of the business acquired............................................       9.0          2.4        5.4      7.5
                                                                                    ------       ------     ------   ------
Net realized investment and other gains (losses), net of related amortization
  of deferred policy acquisition cost and value of business acquired............    $(15.3)      $ (1.0)    $(24.8)  $(20.8)
                                                                                    ======       ======     ======   ======

Gross gains were realized on the sale of available-for-sale and held-to-maturity securities of $9.4 million from April 29 through December 31, 2004, $10.1 million from January 1, 2004 through April 28, 2004, $38.2 million in 2003 and $12.7 million in 2002, and gross losses were realized on the sale of available-for-sale securities of $2.0 million from April 29, 2004 through December 31, 2004, $0.3 million from January 1, 2004 through April 28, 2004, $8.8 million in 2003 and $13.3 million in 2002.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                                             Gross       Gross
                                                                               Amortized   Unrealized  Unrealized   Fair
                                                                                  Cost        Gains      Losses     Value
                                                                               ---------   ----------  ----------  --------
                                                                                              (in millions)
December 31, 2004
Available-for-Sale:
Corporate securities........................................................   $3,258.5      $ 67.4      $ 5.5     $3,320.4
Asset-backed and mortgage-backed securities.................................      771.5         9.0        3.9        776.6
Obligations of states and political subdivisions............................       33.1         0.2        0.1         33.2
Debt securities issued by foreign governments...............................        1.8         0.1          -          1.9
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies.................................................        3.4         0.1          -          3.5
                                                                               --------      ------      -----     --------
Fixed maturities available-for-sale total...................................    4,068.3        76.8        9.5      4,135.6
Equity securities...........................................................       36.6         0.4        0.1         36.9
                                                                               --------      ------      -----     --------
 Total fixed maturities and equity securities available-for-sale............   $4,104.9      $ 77.2      $ 9.6     $4,172.5
                                                                               ========      ======      =====     ========
December 31, 2003
Held-to-Maturity:
Corporate securities........................................................   $   71.0      $  0.3      $ 0.4     $   70.9
Mortgage-backed securities..................................................        7.7         0.2          -          7.9
Obligations of states and political subdivisions............................          -           -          -            -
                                                                               --------      ------      -----     --------
 Total fixed maturities held-to-maturity....................................   $   78.7      $  0.5      $ 0.4     $   78.8
                                                                               ========      ======      =====     ========
Available-for-Sale:
Corporate securities........................................................   $3,080.0      $181.2      $26.3     $3,234.9
Mortgage-backed securities..................................................      502.4        20.9       12.4        510.9
Obligations of states and political subdivisions............................       12.5         0.3          -         12.8
Debt securities issued by foreign governments...............................        2.2         0.3          -          2.5
U.S. Treasury securities and obligations of U.S. government
  corporations and  agencies................................................       24.4         1.4          -         25.8
                                                                               --------      ------      -----     --------
Fixed maturities available-for-sale.........................................    3,621.5       204.1       38.7      3,786.9
Equity securities...........................................................       39.6         2.1          -         41.7
                                                                               --------      ------      -----     --------
 Total fixed maturities and equity securities available-for-sale............   $3,661.1      $206.2      $38.7     $3,828.6
                                                                               ========      ======      =====     ========

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below:

                                                             Amortized    Fair
                                                               Cost       Value
                                                             ---------   --------
                                                                (in millions)
Available-for-Sale:
Due in one year or less..............................        $  226.1    $  226.7
Due after one year through five years................           985.1       993.5
Due after five years through ten years...............         1,316.0     1,348.3
Due after ten years..................................           769.6       790.5
                                                             --------    --------
                                                              3,296.8     3,359.0
Mortgage-backed securities...........................           771.5       776.6
                                                             --------    --------
  Total..............................................        $4,068.3    $4,135.6
                                                             ========    ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a security lending program for the purpose of enhancing income on securities held. The Company had $160.1 million and $212.5 million of securities at fair value on loan to various brokers/dealers at December 31, 2004 and 2003, respectively which were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

Depreciation expense on investment real estate was $1.0 million, $ - million and $ - million, in 2004, 2003, and 2002, respectively. Accumulated depreciation was $2.7 million and $1.7 million at December 31, 2004 and 2003, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 Unrealized Losses on Fixed Maturity Securities

                                                                           As of December 31, 2004
                                                ------------------------------------------------------------------------------------
                                                    Less than 12 months          12 months or more                Total
                                                ---------------------------  ---------------------------  --------------------------
                                                Carrying Value               Carrying Value               Carrying Value
                                                 of Securities                of Securities                of Securities
                                                  with Gross     Unrealized    with Gross     Unrealized    with Gross    Unrealized
                                                Unrealized Loss    Losses    Unrealized Loss    Losses    Unrealized Loss   Losses
                                                ---------------  ----------  ---------------  ----------  --------------- ----------
Description of Securities:
US Treasury obligations and direct
  obligations of U.S. government agencies.....     $   20.0         $0.1            -              -         $   20.0        $0.1
Federal agency mortgage backed securities.....        305.5          3.9            -              -            305.5         3.9
Debt securities issued by foreign
  governments.................................            -            -            -              -                -           -
Corporate bonds...............................        799.1          5.5            -              -            799.1         5.5
                                                   --------         ----          ---            ---         --------        ----
Total, debt securities........................      1,124.6          9.5            -              -          1,124.6         9.5
Common stocks.................................            -          0.1            -              -                -         0.1
                                                   --------         ----          ---            ---         --------        ----
Total.........................................     $1,124.6         $9.6            -              -         $1,124.6        $9.6
                                                   ========         ====          ===            ===         ========        ====

The aging of unrealized losses above reflects the mark to market of the portfolio on April 28, 2004. Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2004 the fixed maturity securities had a total gross unrealized loss of $9.6 million. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. The gross unrealized loss as of December 31, 2004 was largely due to interest rate changes since April 28, 2004.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                              Balance at                                  Balance at
                                              Beginning                                     End of
                                              of Period      Additions     Deductions       Period
                                              ----------     ---------     ----------     ----------
                                                                 (in millions)
April 29 through December 31, 2004
 Mortgage loans on real estate..........         $2.3          $3.3           $2.3           $3.3
 Real estate to be disposed of..........            -             -              -              -
                                                 ----          ----           ----           ----
 Total..................................         $2.3          $3.3           $2.3           $3.3
                                                 ====          ====           ====           ====
January 1 through April 28, 2004........
 Mortgage loans on real estate..........         $2.5             -           $0.2           $2.3
 Real estate to be disposed of..........            -             -              -              -
                                                 ----          ----           ----           ----
 Total..................................         $2.5             -           $0.2           $2.3
                                                 ====          ====           ====           ====
Year ended December 31, 2003............
 Mortgage loans on real estate..........         $2.9          $0.2           $0.6           $2.5
 Real estate to be disposed of..........            -             -              -              -
                                                 ----          ----           ----           ----
 Total..................................         $2.9          $0.2           $0.6           $2.5
                                                 ====          ====           ====           ====
Year ended December 31, 2002............
 Mortgage loans on real estate..........         $5.5             -           $2.6           $2.9
 Real estate to be disposed of..........          0.8             -            0.8              -
                                                 ----          ----           ----           ----
 Total..................................         $6.3             -           $3.4           $2.9
                                                 ====          ====           ====           ====

At December 31, 2004 and 2003, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                                December 31,
                                                                              ---------------
                                                                               2004      2003
                                                                              -----     -----
                                                                                (in millions)
 Impaired mortgage loans on real estate with provision for losses             $11.5     $ 0.8
 Provision for losses....................................................      (3.2)     (0.2)
                                                                              -----     -----
 Net impaired mortgage loans on real estate..............................     $ 8.3     $ 0.6
                                                                              =====     =====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    Years Ended December 31,
                                                    ------------------------
                                                    2004     2003      2002
                                                    ----     ----      ----
                                                        (in millions)
Average recorded investment in impaired
  loans......................................       $6.2     $0.4      $1.2
Interest income recognized on impaired
  loans......................................          -        -         -

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $10.8 million and $11.9 million as of December 31, 2004 and 2003, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                     Years Ended December 31,
                                     ------------------------
                                     2004      2003      2002
                                     ----      ----      ----
                                            (in millions)
Expected................             $1.1      $0.5      $0.3
Actual..................              0.7       0.4       0.2

At December 31, 2004, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                               Carrying Amount                                      Carrying Amount
Collateral Property Type        (in millions)     Geographic Concentration           (in millions)
-------------------------      ---------------    -----------------------------     ---------------
Apartments...............         $  119.3        East North Central............       $  110.8
Hotels...................             22.9        East South Central............           45.2
Industrial...............            131.3        Middle Atlantic...............           94.8
Office buildings.........            192.6        Mountain......................           66.5
Retail...................            256.6        New England...................           85.9
Multi family.............                -        Pacific.......................          254.1
Mixed Use................             74.6        South Atlantic................          289.2
Agricultural.............            238.8        West North Central............           26.9
Other....................             28.9        West South Central............           89.5
                                                  Canada/Other..................            2.1
Allowance for losses.....             (3.2)       Allowance for losses..........           (3.2)
                                  --------                                             --------
Total....................         $1,061.8        Total.........................       $1,061.8
                                  ========                                             ========

Mortgage loans with outstanding principal balances of $5.5 million, and bonds with amortized cost of $10.9 million were non-income producing at December 31, 2004. There was no non-income producing real estate at year ended December 31, 2004.

Note 5 -- Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2004 and 2003 was $2.1 million and $6.3 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2004 and 2003 was $66.2 million and $63.1 million and appears on the consolidated balance sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period December 31, 2003, the Company recognized net losses of $4.0 million related to the ineffective portion of its fair value hedges.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6 -- Income Taxes

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                            April 29    January 1
                                            through      through
                                          December 31,  April 28,
                                              2004        2004     2003    2002
                                          ------------  ---------  -----  ------
                                                      (in millions)
Current taxes:
  Federal...............................      $29.9        $21.8   $25.2  $ (9.8)
  Foreign...............................        0.3          0.1     0.2    (0.2)
                                              -----        -----   -----  ------
                                               30.2         21.9    25.4   (10.0)
Deferred taxes:
  Federal...............................       17.6         (0.2)   30.4    68.4
                                              -----        -----   -----  ------
Total income taxes......................      $47.8        $21.7   $55.8  $ 58.4
                                              =====        =====   =====  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes, cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                                               April 29     January 1
                                                               through       through
                                                             December 31,   April 28,
                                                                 2004         2004       2003     2002
                                                             ------------   ---------   -----    -----
                                                                          (in millions)
Tax at 35%..........................................           $49.4         $23.2      $59.5    $60.6
Add (deduct):
  Prior year taxes..................................             1.2           0.5        1.2      2.2
  Tax credits.......................................            (1.4)         (0.6)      (1.5)    (0.8)
  Foreign taxes.....................................             0.4             -        0.2      0.2
  Tax exempt investment income......................               -             -       (0.3)    (3.6)
  Other.............................................            (1.8)         (1.4)      (3.3)    (0.2)
                                                               -----         -----      -----    -----
   Total income taxes...............................           $47.8         $21.7      $55.8    $58.4
                                                               =====         =====      =====    =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                                -------------
                                                                 2004   2003
                                                                ------ ------
                                                                (in millions)
Deferred tax assets:
Policy reserve adjustments..................................    $137.8 $210.5
Other employee benefits.....................................      17.4   25.5
Book over tax basis of investments..........................      18.0   12.0
Deferred policy acquisition costs...........................      49.4      -
Lease income................................................      16.8      -
Other.......................................................       8.7   12.1
                                                                ------ ------
  Total deferred tax assets.................................     248.1  260.1
                                                                ------ ------
Deferred tax liabilities:
Deferred policy acquisition costs...........................         -  405.2
Depreciation................................................       1.7    2.3
Basis in partnerships.......................................       1.8    0.1
Market discount on bonds....................................       2.7    2.1
Lease income................................................         -  102.9
Unrealized gains............................................      18.0   42.3
Merger expenses.............................................      86.9      -
Value of business acquired..................................     450.9      -
                                                                ------ ------
  Total deferred tax liabilities............................     562.0  554.9
                                                                ------ ------
  Net deferred tax liabilities..............................    $313.9 $294.8
                                                                ====== ======

The Company made income tax payments of $34.6 million, $17.7 million and $27.2 million in 2004, 2003 and 2002, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 -- Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                                             April 29 through  January 1 through
                                                             December 31, 2004  April 28, 2004         2003
                                                             ---------------   ---------------   ---------------
                                                                      Premiums          Premiums         Premiums
                                                             Written   Earned  Written   Earned  Written  Earned
                                                             -------  -------- -------  -------- ------- --------
                                                                                 (in millions)
Direct..................................................     $114.2    $114.8  $ 59.6    $ 58.9  $160.2   $160.2
Ceded...................................................      (64.4)    (64.4)  (33.5)    (33.5)  (93.0)   (93.0)
                                                             ------    ------  ------    ------  ------   ------
Net life premiums.......................................     $ 49.8    $ 50.4  $ 26.1    $ 25.4  $ 67.2   $ 67.2
                                                             ======    ======  ======    ======  ======   ======

                                                                    2002
                                                             -------------------
                                                                        Premiums
                                                             Written     Earned
                                                             -------    --------
Direct.................................................      $105.3      $105.3
Ceded..................................................       (46.8)      (46.8)
                                                             ------      ------
Net life premiums......................................      $ 58.5      $ 58.5
                                                             ======      ======

For the period April 29, 2004 through December 31, 2004, benefits to policyholders under life insurance ceded reinsurance contracts were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million. For the years ended December 31, 2003 and 2002, these ceded benefits were $8.5 million and $7.9 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements refer to Note 3 -- Related Party Transactions.

Note 8 -- Commitments and Contingencies

Commitments

At December 31, 2004, the company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $33.9 million, $36.0 million, $ - million and $79.2 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $149.1 million at December 31, 2004. The majority of these commitments expire in 2005.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Legal Proceedings. The Company is, primarily through its parent the Life Company, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning our compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, we have been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to mutual funds underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices.

We intend to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. We do not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

Note 9 -- Shareholder's Equity

(a)   Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 -- Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2004 and 2003.

(b)   Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                                                                    Accumulated
                                                                                                                       Other
                                                                                                                   Comprehensive
                                                                                                                   Income (Loss)
                                                                                                                   -------------
                                                                                                                   (in millions)
Predecessor Company
Balance at January 1, 2002....................................................................................        $ 12.9
Gross unrealized gains (losses) (net of deferred income tax benefit of $12.9 million).........................          21.4
Reclassification adjustment for gains (losses), realized in net income (net of tax expense of $0.2 million)...          (0.4)
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $6.7 million)........................................................         (12.5)
                                                                                                                      ------
Net unrealized gains (losses).................................................................................           8.5
                                                                                                                      ------
Balance at December 31, 2002..................................................................................        $ 21.4
                                                                                                                      ======
Gross unrealized gains (losses) (net of deferred income tax benefit of $27.4 million).........................          52.2
Reclassification adjustment for gains (losses), realized in net income (net of tax benefit of $10.3 million)            19.1
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $8.2 million)........................................................         (15.1)
                                                                                                                      ------
Net unrealized gains (losses).................................................................................          56.2
                                                                                                                      ------
Balance at December 31, 2003..................................................................................        $ 77.6
                                                                                                                      ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                                Accumulated
                                                                                                   Other
                                                                                               Comprehensive
                                                                                              Income (Losses)
                                                                                              ---------------
Balance at December 31, 2003..............................................................        $ 77.6
Gross unrealized gains (losses) (net of deferred income tax expense of $11.3 million).....         (20.9)
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $(17.3) million).................................          32.1
                                                                                                  ------
Balance at April 28, 2004.................................................................        $ 88.8
                                                                                                  ======
Acquisition by Manulife Financial Corporation:
Sale of shareholders' equity..............................................................        $(88.8)
Company
Balance at April 29, 2004.................................................................             -
Gross unrealized gains (losses) (net of deferred income tax expense of $(23.7) million)           $ 43.9
Adjustment to deferred policy acquisition costs and value of business acquired
  (net of deferred income tax benefit of $5.7 million)....................................         (10.5)
                                                                                                  ------
Net unrealized gains (losses).............................................................          33.4
                                                                                                  ------
Balance at December 31, 2004..............................................................        $ 33.4
                                                                                                  ======

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                                  2004    2003    2002
                                                                                 ------  ------  ------
                                                                                      (in millions)
Balance, end of year comprises:
  Unrealized investment gains (losses) on:
   Fixed maturities...................................................           $ 67.3  $165.4  $ 62.0
   Equity investments.................................................              0.3     2.1     0.8
   Other..............................................................                -     1.9    (2.4)
                                                                                 ------  ------  ------
Total.................................................................             67.6   169.4    60.4
Amounts of unrealized investment (gains) losses attributable to:
  Deferred policy acquisition cost and value of business acquired.....            (16.2)  (49.5)  (26.2)
  Deferred Federal income taxes.......................................            (18.0)  (42.3)  (12.8)
                                                                                 ------  ------  ------
Total.................................................................            (34.2)  (91.8)  (39.0)
                                                                                 ------  ------  ------
Net unrealized investment gains (losses)..............................           $ 33.4  $ 77.6  $ 21.4
                                                                                 ======  ======  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 -- Shareholder's Equity -- (continued)

(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2004, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                             2004      2003      2002
                                            ------    ------    ------
                                                  (in millions)
Statutory net income....................    $162.2    $ 82.1    $ 52.7
Statutory surplus.......................     810.8     669.4     589.6

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 -- Segment Information

As a result of the merger with Manulife (see Note 1 -- Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated and reconcile segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

Company                                                                                                  Wealth
Period from April 29 through December 31, 2004                                             Protection  Management  Consolidated
-----------------------------------------------------------------------------------------  ----------  ----------  ------------
                                                                                                      (in millions)
Revenues:
Revenues from external customers.........................................................  $   283.2    $   15.8    $   299.0
Net investment income....................................................................      184.4        10.2        194.6
Net realized investment and other gains (losses).........................................      (15.0)       (0.3)       (15.3)
                                                                                           ---------    --------    ---------
Revenues.................................................................................  $   452.6    $   25.7    $   478.3
                                                                                           =========    ========    =========
Net income...............................................................................  $    87.9    $    5.4    $    93.3
                                                                                           =========    ========    =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.....................  $    14.2    $    0.3    $    14.5
Carrying value of investments accounted for by the equity method.........................      291.2        13.5        304.7
Amortization of deferred policy acquisition costs and value of business acquired.........       14.7         7.2         21.9
Income tax expense.......................................................................       47.0         0.8         47.8
Segment assets...........................................................................  $14,451.4    $1,485.1    $15,936.5
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).........................................  $   (23.5)   $   (0.8)   $   (24.3)
Less amortization of deferred policy acquisition costs related and value of business
  acquired related to net realized investment and other gains (losses)...................        8.5         0.5          9.0
                                                                                           ---------    --------    ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired - per consolidated
  statements of income...................................................................  $   (15.0)   $   (0.3)   $   (15.3)
                                                                                           =========    ========    =========

Predecessor Company                                                                                      Wealth
Period from January 1 through April 28, 2004                                               Protection  Management  Consolidated
-----------------------------------------------------------------------------------------  ----------  ----------  ------------
                                                                                                      (in millions)
Revenues:
Revenues from external customers.........................................................  $   149.5    $    8.3    $   157.8
Net investment income....................................................................      106.8         6.1        112.9
Net realized investment and other gains (losses).........................................        0.3        (1.3)        (1.0)
                                                                                           ---------    --------    ---------
Revenues.................................................................................  $   256.6    $   13.1    $   269.7
                                                                                           =========    ========    =========
Net income...............................................................................  $    47.3    $   (5.6)   $    41.7
                                                                                           =========    ========    =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.....................  $     2.0    $    0.1    $     2.1
Amortization of deferred policy acquisition costs and value of business acquired.........       24.2         9.0         33.2
Income tax expense.......................................................................       23.0        (1.3)        21.7
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).........................................  $    (0.9)   $   (2.5)   $    (3.4)
Less amortization of deferred policy acquisition costs and value of the business
  acquired related to the net realized investment and other gains (losses)...............        1.2         1.2          2.4
                                                                                           ---------    --------    ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of the business acquired -- per consolidated
  statements of income...................................................................  $     0.3    $   (1.3)   $    (1.0)
                                                                                           =========    ========    =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Predecessor Company                                                                                      Wealth
Year Ended December 31, 2003                                                               Protection  Management  Consolidated
-----------------------------------------------------------------------------------------  ----------  ----------  ------------
                                                                                                      (in millions)
Revenues:
Revenue from external customers..........................................................  $   408.8    $   26.3     $   435.1
Net investment income....................................................................      302.8        13.5         316.3
Net realized investment and other gains (losses).........................................      (27.0)        2.2         (24.8)
                                                                                           ---------    --------     ---------
Revenues.................................................................................  $   684.6    $   42.0     $   726.6
                                                                                           =========    ========     =========
Net Income:
Net income...............................................................................  $   105.1    $    2.6     $   107.7
                                                                                           =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.....................  $     8.6    $    0.2     $     8.8
Carrying value of investments accounted for by the equity method.........................      103.1         7.4         110.5
Amortization of deferred policy acquisition costs and value of business acquired.........       90.1        14.7         104.8
Income tax expense.......................................................................       55.3         0.5          55.8
Segment assets...........................................................................  $12,256.6    $1,638.8     $13,895.4
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).........................................  $   (34.0)   $    3.8     $   (30.2)
Less amortization of deferred policy acquisition costs and value of business acquired
  related to net realized investment and other gains (losses)............................        7.0        (1.6)          5.4
                                                                                           ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs -- and value of business acquired -- per consolidated
  statements of income...................................................................  $   (27.0)   $    2.2     $   (24.8)
                                                                                           =========    ========     =========

Predecessor Company                                                                                      Wealth
Year Ended December 31, 2002                                                               Protection  Management  Consolidated
-----------------------------------------------------------------------------------------  ----------  ----------  ------------
                                                                                                      (in millions)
Revenues:
Revenue from external customers..........................................................  $   384.2    $   31.6     $   415.8
Net investment income....................................................................      266.8         3.3         270.1
Net realized investment and other gains (losses).........................................      (20.4)       (0.4)        (20.8)
                                                                                           ---------    --------     ---------
Revenues.................................................................................  $   630.6    $   34.5     $   665.1
                                                                                           =========    ========     =========
Net Income:
Net income...............................................................................  $   123.1    $   (8.3)    $   114.8
                                                                                           =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.....................  $     4.2    $      -     $     4.2
Carrying value of investments accounted for by the equity method.........................       50.1         1.7          51.8
Amortization of deferred policy acquisition costs and value of business acquired.........       28.8        31.2          60.0
Income tax expense.......................................................................       65.3        (6.9)         58.4
Segment assets...........................................................................  $10,325.3    $1,516.2     $11,841.5
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).........................................  $   (27.9)   $   (0.4)    $   (28.3)
Less amortization of deferred policy acquisition costs and value business acquired
  related to net realized realized investment and other gains (losses)...................        7.5           -           7.5
                                                                                           ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired -- per consolidated
  statements of income...................................................................  $   (20.4)   $   (0.4)    $   (20.8)
                                                                                           =========    ========     =========

The Company operates only in the United States. The Company has no reportable major customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Credit Chief Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                              December 31,
                                                   -----------------------------------
                                                         2004              2003
                                                   ----------------- -----------------
                                                   Carrying  Fair    Carrying  Fair
                                                    Value    Value    Value    Value
                                                   -------- -------- -------- --------
                                                              (in millions)
Assets:
Fixed maturities:
  Held-to-maturity................................        -        - $   78.7 $   78.8
  Available-for-sale.............................. $4,135.6 $4,135.6  3,786.9  3,786.9
Equity securities:
  Available-for-sale..............................     36.9     36.9     41.7     41.7
Mortgage loans on real estate.....................  1,061.8  1,072.7    883.0    943.4
Policy loans......................................    387.1    387.1    370.9    370.9
Short-term investments............................      0.1      0.1     10.1     10.1
Cash and cash equivalents.........................    100.3    100.3     67.7     67.7
Derivatives:
  Interest rate swap agreements...................      2.0      2.0      4.4      4.4
  Interest rate cap agreements....................      0.1      0.1      1.1      1.1
  Interest rate floor agreements..................     13.2     13.2     12.6     12.6
  Equity collar agreements........................        -        -      0.1      0.1
Liabilities:
Fixed rate deferred and immediate annuities....... $  304.6 $  304.6 $  276.6 $  281.1
Derivatives:
  Interest rate swap agreements...................     61.3     61.3     54.8     54.8
  Credit Default Swaps............................      0.2      0.2        -        -
Commitments.......................................        -    149.1        -    229.7

Note 12 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company will test non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets will be tested only in response to triggering events. The Company will test goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets will be evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments will be recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                  Accumulated
                                Gross Carrying   Amortization    Net Carrying
                                    Amount     and Other Changes    Amount
                                -------------- ----------------- ------------
                                                (in millions)
December 31, 2004
Unamortizable intangible assets
 Goodwill......................    $  410.8              -         $  410.8
 Brand name....................        84.7              -             84.7
Amortizable intangible assets:
 Distribution networks.........       134.4         $ (0.5)           133.9
 VOBA..........................     1,289.4          (26.6)         1,262.8
December 31, 2003
Amortizable intangible assets:
 VOBA..........................    $   25.0         $(22.7)        $    2.3

                                                                                       Period from  Period from
                                                                                         April 29    January 1
                                                                                         through      through
                                                                                       December 31,  April 28,
                                                                                           2004        2004     2003 2002
                                                                                       ------------ ----------- ---- ----
                                                                                                  (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.2 million, $ - million, $ - million and $ -
  million, respectively...............................................................     $0.3           -        -    -
VOBA, net of tax of $3.3 million, $0.1 million, $0.3 million and $0.4 million,
  respectively........................................................................      6.0        $0.2     $0.6 $0.7
                                                                                           ----        ----     ---- ----
Aggregate amortization expense, net of tax of $3.5 million, $0.1 million, $0.3 million
  and $0.4 million, respectively......................................................     $6.3        $0.2     $0.6 $0.7
                                                                                           ====        ====     ==== ====

                                                                                  Tax Effect Net Expense
                                                                                  ---------- -----------
                                                                                      (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2005.............................................................................   $19.8       $36.7
2006.............................................................................    18.2        33.7
2007.............................................................................    16.7        31.0
2008.............................................................................    15.2        28.2
2009.............................................................................    15.1        28.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                      Wealth
                                         Protection Management Consolidated
                                         ---------- ---------- ------------
                                                   (in millions)
Goodwill:
Balance at January 1, 2004..............        -         -            -
Goodwill recognized (1).................   $368.5     $42.3       $410.8
                                           ------     -----       ------
Balance at December 31, 2004............   $368.5     $42.3       $410.8
                                           ======     =====       ======

(1)Goodwill recognized in the purchase transaction with Manulife.

                                                      Wealth
                                         Protection Management Consolidated
                                         ---------- ---------- ------------
                                                   (in millions)
Brand name:
Balance at January 1, 2004..............       -          -           -
Brand name recognized (1)...............   $79.9       $4.8       $84.7
                                           -----       ----       -----
Balance at December 31, 2004............   $79.9       $4.8       $84.7
                                           =====       ====       =====

(1)Brand name recognized in the purchase transaction with Manulife.

Amortizable intangible assets:

                                                      Wealth
                                         Protection Management Consolidated
                                         ---------- ---------- ------------
                                                   (in millions)
Distribution network:
Balance at January 1, 2004..............        -         -            -
Distribution networks recognized (1)....   $131.9      $2.5       $134.4
Amortization............................     (0.5)       --         (0.5)
                                           ------      ----       ------
Balance at December 31, 2004............   $131.4      $2.5       $133.9
                                           ======      ====       ======

(1)Distribution networks recognized in the purchase transaction with Manulife.

                                                      Wealth
                                         Protection Management Consolidated
                                         ---------- ---------- ------------
                                                   (in millions)
VOBA:
Balance at January 1, 2004..............   $ 2.3         -        $ 2.3
Amortization............................    (0.3)        -         (0.3)
Adjustment to unrealized gains on
  securities available for sale.........     5.6         -          5.6
Other adjustments.......................       -         -            -
                                           -----         -        -----
Balance at April 28, 2004...............   $ 7.6         -        $ 7.6
                                           =====         =        =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
                                                                          (in millions)
VOBA:
Balance at April 29, 2004......................................  $    7.6        -      $    7.6
VOBA derecognized (1)..........................................      (7.6)       -          (7.6)
VOBA recognized (2)............................................   1,218.3    $71.1       1,289.4
Amortization...................................................      (2.8)    (6.5)         (9.3)
Adjustment to unrealized gains on securities available for sale     (16.1)    (1.2)        (17.3)
                                                                 --------    -----      --------
Balance at December 31, 2004...................................  $1,199.4    $63.4      $1,262.8
                                                                 ========    =====      ========

(1)   VOBA derecognized in the purchase transaction with Manulife.

(2)   VOBA recognized in the purchase transaction with Manulife.

                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
VOBA:
Balance at January 1, 2003.....................................   $ 6.0         -        $ 6.0
Amortization...................................................    (0.9)        -         (0.9)
Adjustment to unrealized gains on securities available for sale    (2.8)        -         (2.8)
                                                                  -----       ---        -----
Balance at December 31, 2003...................................   $ 2.3         -        $ 2.3
                                                                  =====       ===        =====

Note 13 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2004 and 2003, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2004 and 2003, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                         December 31,   December 31,
                                             2004           2003
                                         ------------   ------------
                                         (in millions, except for age)
Life contracts with guaranteed benefits
In the event of death
 Account values.........................   $6,088.1       $5,513.7
 Net amount at risk related to deposits.      112.3           98.9
 Average attained age of contractholders         44             45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of
(b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2004 and December 31, 2003, the Company had the following variable annuity contracts with guarantees. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation balance minus the current account balance.

                                                                              December 31, December 31,
                                                                                  2004         2003
                                                                              ------------ ------------
                                                                              (in millions, except for
                                                                                 ages and percents)
Return of net deposits
In the event of death
 Account value...............................................................    $274.0       $309.2
 Net amount at risk..........................................................      31.0         40.3
 Average attained age of contractholders.....................................      63.6         62.6
Return of net deposits plus a minimum return
In the event of death
 Account value...............................................................    $135.0       $152.3
 Net amount at risk..........................................................      60.1         57.3
 Average attained age of contractholders.....................................      64.8         63.8
 Guaranteed minimum return rate..............................................         5%           5%
At annuitization
 Account value...............................................................    $ 52.8       $ 52.9
 Net amount at risk..........................................................      10.0            -
 Average attained age of contractholders.....................................        59           58
 Range of guaranteed minimum return rates....................................       4-5%         4-5%
Highest specified anniversary amount value minus withdrawals post anniversary
In the event of death
 Account value...............................................................    $637.2       $754.4
 Net amount at risk..........................................................      94.8        147.4
 Average attained age of contractholders.....................................      62.9         61.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Account balances of variable life and annuity contracts with guarantees were invested in various separate accounts in mutual funds which included foreign and domestic equities and bonds as shown below:

                                          December 31,  December 31,
                                              2004          2003
                                          ------------  ------------
                                               (in millions)
Type of Fund
Domestic Equity -- Growth Funds.........    $1,959.2      $1,729.8
Domestic Bond Funds.....................     1,102.4       1,327.3
Domestic Equity -- Growth & Income Funds     1,592.8       1,505.4
Balanced Investment Funds...............     1,120.8       1,064.8
Domestic Equity -- Value Funds..........       646.0         507.0
International Equity Funds..............       604.0         433.9
International Bond Funds................        66.2          58.3
Hedge Funds.............................        31.1          22.7
                                            --------      --------
 Total..................................    $7,122.5      $6,649.2
                                            ========      ========

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                               Guaranteed     Guaranteed
                                                 Minimum       Minimum
                                              Death Benefit Income Benefit
                                                 (GMDB)         (GMIB)     Totals
                                              ------------- -------------- ------
                                                         (in millions)
Balance at January 1, 2004...................     $22.9          $0.4      $23.3
Incurred guarantee benefits..................       2.9             -        2.9
Fair value adjustment at Manulife acquisition       0.8           0.1        0.9
Paid guarantee benefits......................      (3.7)            -       (3.7)
                                                  -----          ----      -----
Balance at December 31, 2004.................     $22.9          $0.5      $23.4
                                                  =====          ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December, 2004.

      . Data used included 1,000 and 200 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

      . Volatility assumptions depended on mix of investments by contract type and were 19% for annuity and 13.8% for life products.

      . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired
            (VOBA) models which varied by product

      . Mean investment performance assumptions for annuity contracts were 8.67%.

      .     Annuity mortality was assumed to be 100% of the Annuity 2000 table.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

      . Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

      .     Annuity discount rate was 6.5%.

The GMIB liability represents the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization, recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

      REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of
John Hancock Variable Annuity Account I of John Hancock Variable Life Insurance
      Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account I (the "Account") (comprising of, respectively, the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity , Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC), Fidelity VIP Overseas (SC), Janus Aspen Worldwide Growth (SC), Janus Aspen Global Technology
(SC) and MFS Investors Growth Stock Series (IC) Sub-accounts) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Annuity Account I at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 2, 2005

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004

                                                          Large Cap                Financial   International   Earnings
                                                           Growth     Active Bond  Industries  Equity Index     Growth
                                                         Subaccount   Subaccount   Subaccount   Subaccount    Subaccount
                                                         -----------  -----------  ----------  -------------  -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $48,843,103  $44,366,313    $9,131     $8,772,441    $18,122,272
 Outside Trust, at value..........................                --           --        --             --             --
                                                         -----------  -----------    ------     ----------    -----------
Total Assets......................................       $48,843,103  $44,366,313    $9,131     $8,772,441    $18,122,272
                                                         ===========  ===========    ======     ==========    ===========
Net Assets:
Contracts in accumulation.........................       $48,801,325  $44,357,232    $9,131     $8,772,441    $18,122,272
Contracts in payout (annuitization) period........            41,778        9,081        --             --             --
                                                         -----------  -----------    ------     ----------    -----------
Total net assets..................................       $48,843,103  $44,366,313    $9,131     $8,772,441    $18,122,272
                                                         ===========  ===========    ======     ==========    ===========
Units outstanding.................................         2,244,027    2,283,430     1,004        553,123      1,616,143
                                                         ===========  ===========    ======     ==========    ===========
Unit value (in accumulation)......................       $     21.77  $     19.43    $ 9.09     $    15.86    $     11.21
                                                         ===========  ===========    ======     ==========    ===========

                                                         Large Cap    Fundamental                 Mid Cap
                                                           Value         Value     Money Market    Growth     Bond Index
                                                         Subaccount   Subaccount    Subaccount   Subaccount   Subaccount
                                                         -----------  -----------  ------------  -----------  ----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $30,132,569  $15,189,285  $ 24,428,976  $25,580,094  $4,916,508
 Outside Trust, at value..........................                --           --            --           --          --
                                                         -----------  -----------  ------------  -----------  ----------
Total Assets......................................       $30,132,569  $15,189,285  $ 24,428,976  $25,580,094  $4,916,508
                                                         ===========  ===========  ============  ===========  ==========
Net Assets:
Contracts in accumulation.........................       $30,111,230  $15,143,468  $ 24,399,628  $25,560,224  $4,916,508
Contracts in payout (annuitization) period........            21,339       45,817        29,348       19,870          --
                                                         -----------  -----------  ------------  -----------  ----------
Total net assets..................................       $30,132,569  $15,189,285  $ 24,428,976  $25,580,094  $4,916,508
                                                         ===========  ===========  ============  ===========  ==========
Units outstanding.................................         1,454,020    1,252,497     1,815,703    1,013,276     385,493
                                                         ===========  ===========  ============  ===========  ==========
Unit value (in accumulation)......................       $     20.72  $     12.13  $      13.45  $     25.24  $    12.75
                                                         ===========  ===========  ============  ===========  ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

                                                          Mid Cap    Small Cap   Real Estate    Growth &
                                                          Value B      Value       Equity        Income       Managed
                                                         Subaccount  Subaccount  Subaccount    Subaccount    Subaccount
                                                         ----------  ----------  -----------  ------------  ------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $3,368,237  $8,154,267  $18,375,387  $126,257,384  $154,573,779
 Outside Trust, at value..........................               --          --           --            --            --
                                                         ----------  ----------  -----------  ------------  ------------
Total Assets......................................       $3,368,237  $8,154,267  $18,375,387  $126,257,384  $154,573,779
                                                         ==========  ==========  ===========  ============  ============
Net Assets:
Contracts in accumulation.........................       $3,368,237  $8,154,267  $18,375,387  $126,111,806  $154,216,271
Contracts in payout (annuitization) period........               --          --           --       145,578       357,508
                                                         ----------  ----------  -----------  ------------  ------------
Total net assets..................................       $3,368,237  $8,154,267  $18,375,387  $126,257,384  $154,573,779
                                                         ==========  ==========  ===========  ============  ============
Units outstanding.................................          188,347     394,233      505,450     5,407,285     6,905,651
                                                         ==========  ==========  ===========  ============  ============
Unit value (in accumulation)......................       $    17.88  $    20.68  $     36.35  $      23.35  $      22.38
                                                         ==========  ==========  ===========  ============  ============

                                                         Short-Term      Small Cap      Overseas                  High-Yield
                                                            Bond      Emerging Growth   Equity B    Equity Index     Bond
                                                         Subaccount     Subaccount     Subaccount    Subaccount   Subaccount
                                                         -----------  ---------------  -----------  ------------  ----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $11,403,399    $21,292,760    $11,324,087  $ 33,595,676  $2,823,181
 Outside Trust, at value..........................                --             --             --            --          --
                                                         -----------    -----------    -----------  ------------  ----------
Total Assets......................................       $11,403,399    $21,292,760    $11,324,087  $ 33,595,676  $2,823,181
                                                         ===========    ===========    ===========  ============  ==========
Net Assets:
Contracts in accumulation.........................       $11,399,702    $21,283,939    $11,324,087  $ 33,575,569  $2,823,181
Contracts in payout (annuitization) period........             3,697          8,821             --        20,107          --
                                                         -----------    -----------    -----------  ------------  ----------
Total net assets..................................       $11,403,399    $21,292,760    $11,324,087  $ 33,595,676  $2,823,181
                                                         ===========    ===========    ===========  ============  ==========
Units outstanding.................................           777,200      1,873,260        958,502     1,838,367     264,660
                                                         ===========    ===========    ===========  ============  ==========
Unit value (in accumulation)......................       $     14.67    $     11.37    $     11.81  $      18.27  $    10.67
                                                         ===========    ===========    ===========  ============  ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

                                                                      Fidelity VIP II  Fidelity VIP  Fidelity VIP
                                                         Global Bond  Contrafund (SC)  Growth (SC)   Overseas (SC)
                                                         Subaccount     Subaccount      Subaccount    Subaccount
                                                         -----------  ---------------  ------------  -------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...       $14,699,120     $     --        $    --        $    --
 Outside Trust, at value..........................                --      220,724         26,901         38,075
                                                         -----------     --------        -------        -------
Total Assets......................................       $14,699,120     $220,724        $26,901        $38,075
                                                         ===========     ========        =======        =======
Net Assets:
Contracts in accumulation.........................       $14,662,599     $220,724        $26,901        $38,075
Contracts in payout (annuitization) period........            36,521
                                                         -----------     --------        -------        -------
Total net assets..................................       $14,699,120     $220,724        $26,901        $38,075
                                                         ===========     ========        =======        =======
Units outstanding.................................           803,425       18,567          3,477          3,885
                                                         ===========     ========        =======        =======
Unit value (in accumulation)......................       $     18.30     $  11.89        $  7.74        $  9.80
                                                         ===========     ========        =======        =======

                                                         Janus Aspen    Janus Aspen
                                                          Worldwide       Globel         MFS Investors
                                                         Growth (SC)  Technology (SC)  Growth Stock (IC)
                                                         Subaccount     Subaccount        Subaccount
                                                         -----------  ---------------  -----------------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value...         $   --         $   --            $    --
 Outside Trust, at value..........................          8,378          7,954             16,822
                                                           ------         ------            -------
Total Assets......................................         $8,378         $7,954            $16,822
                                                           ======         ======            =======
Net Assets:
Contracts in accumulation.........................         $8,378         $7,954            $16,822
Contracts in payout (annuitization) period........
                                                           ------         ------            -------
Total net assets..................................         $8,378         $7,954            $16,822
                                                           ======         ======            =======
Units outstanding.................................          1,176          1,554              2,303
                                                           ======         ======            =======
Unit value (in accumulation)......................         $ 7.12         $ 5.12            $  7.30
                                                           ======         ======            =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                             STATEMENT OF OPERATIONS

                                December 31, 2004

                                                               Large Cap                  Financial   International    Earnings
                                                                 Growth      Active Bond  Industries  Equity Index      Growth
                                                               Subaccount    Subaccount   Subaccount   Subaccount     Subaccount
                                                              ------------   -----------  ----------  -------------  ------------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.............................    $    341,564   $ 1,606,325     $121      $  188,622    $    143,905
                                                              ------------   -----------     ----      ----------    ------------
Total Income..............................................         341,564     1,606,325      121         188,622         143,905
Expenses:
 Mortality & expense risk.................................         743,874       694,567       68         123,855         290,480
                                                              ------------   -----------     ----      ----------    ------------
Net investment income (loss)..............................        (402,310)      911,758       53          64,767        (146,575)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.........     (10,921,211)       38,145      343        (447,535)    (13,319,527)
 Distributions from Capital Gains.........................              --       602,222       --              --              --
                                                              ------------   -----------     ----      ----------    ------------
Realized gain (loss)......................................     (10,921,211)      640,367      343        (447,535)    (13,319,527)
Change in unrealized appreciation (depreciation) during
  the period..............................................      12,438,329       (58,685)     273       1,776,961      13,617,154
                                                              ------------   -----------     ----      ----------    ------------
Net increase (decrease) in net assets resulting from
  operations..............................................    $  1,114,808   $ 1,493,440     $669      $1,394,193    $    151,052
                                                              ============   ===========     ====      ==========    ============

                                                              Large Cap   Fundamental                 Mid Cap
                                                                Value        Value     Money Market    Growth     Bond Index
                                                              Subaccount  Subaccount    Subaccount   Subaccount   Subaccount
                                                              ----------  -----------  ------------  ----------   ----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.............................    $  470,192  $  224,214    $ 301,011    $       --    $229,627
                                                              ----------  ----------    ---------    ----------    --------
Total Income..............................................       470,192     224,214      301,011            --     229,627
Expenses:
 Mortality & expense risk.................................       435,112     213,384      411,454       378,507      73,838
                                                              ----------  ----------    ---------    ----------    --------
Net investment income (loss)..............................        35,080      10,830     (110,443)     (378,507)    155,789
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.........       289,041     206,598           --       (19,094)      9,042
 Distributions from Capital Gains.........................       846,596          --           --     2,321,276       8,378
                                                              ----------  ----------    ---------    ----------    --------
Realized gain (loss)......................................     1,135,637     206,598           --     2,302,182      17,420
Change in unrealized appreciation (depreciation) during
  the period..............................................     2,541,815   1,678,012           --       408,936     (45,182)
                                                              ----------  ----------    ---------    ----------    --------
Net increase (decrease) in net assets resulting from
  operations..............................................    $3,712,532  $1,895,440    $(110,443)   $2,332,611    $128,027
                                                              ==========  ==========    =========    ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

                                                               Mid Cap    Small Cap    Real Estate    Growth &
                                                               Value B      Value        Equity        Income        Managed
                                                              Subaccount  Subaccount   Subaccount    Subaccount     Subaccount
                                                              ----------  ----------   -----------  ------------   -----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.............................     $ 10,454   $   64,097   $  332,459   $  1,374,142   $ 2,988,050
                                                               --------   ----------   ----------   ------------   -----------
Total Income..............................................       10,454       64,097      332,459      1,374,142     2,988,050
Expenses:
 Mortality & expense risk.................................       41,655      105,967      226,613      1,872,284     2,346,450
                                                               --------   ----------   ----------   ------------   -----------
Net investment income (loss)..............................      (31,201)     (41,870)     105,846       (498,142)      641,600
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.........      154,517      384,148      553,431    (17,020,685)   (6,975,614)
 Distributions from Capital Gains.........................      343,565      459,736    1,376,894             --            --
                                                               --------   ----------   ----------   ------------   -----------
Realized gain (loss)......................................      498,082      843,884    1,930,325    (17,020,685)   (6,975,614)
Change in unrealized appreciation (depreciation) during
  the period..............................................          693      786,116    2,704,760     28,462,779    16,199,025
                                                               --------   ----------   ----------   ------------   -----------
Net increase (decrease) in net assets resulting from
  operations..............................................     $467,574   $1,588,130   $4,740,931   $ 10,943,952   $ 9,865,011
                                                               ========   ==========   ==========   ============   ===========

                                                              Short-Term     Small Cap      Overseas                 High-Yield
                                                                 Bond     Emerging Growth   Equity B   Equity Index     Bond
                                                              Subaccount    Subaccount     Subaccount   Subaccount   Subaccount
                                                              ----------  ---------------  ----------  ------------  ----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.............................    $ 365,633     $       --      $ 32,405   $   604,281    $197,635
                                                              ---------     ----------      --------   -----------    --------
Total Income..............................................      365,633             --        32,405       604,281     197,635
Expenses:
 Mortality & expense risk.................................      178,824        136,648        90,967       491,780      39,489
                                                              ---------     ----------      --------   -----------    --------
Net investment income (loss)..............................      186,809       (136,648)      (58,562)      112,501     158,146
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.........      102,489       (574,902)      137,141    (1,993,299)    (54,992)
 Distributions from Capital Gains.........................           --             --            --            --          --
                                                              ---------     ----------      --------   -----------    --------
Realized gain (loss)......................................      102,489       (574,902)      137,141    (1,993,299)    (54,992)
Change in unrealized appreciation (depreciation) during
  the period..............................................     (291,738)     2,552,721       893,363     4,737,278      83,170
                                                              ---------     ----------      --------   -----------    --------
Net increase (decrease) in net assets resulting from
  operations..............................................    $  (2,440)    $1,841,171      $971,942   $ 2,856,480    $186,324
                                                              =========     ==========      ========   ===========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

                                                                           Fidelity VIP II Fidelity VIP Fidelity VIP
                                                              Global Bond  Contrafund (SC)  Growth (SC)   Overseas (SC)
                                                              Subaccount     Subaccount      Subaccount    Subaccount
                                                              -----------  ---------------  ------------  -------------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.............................    $  846,704       $   838         $  42         $2,002
                                                              ----------       -------         -----         ------
Total Income..............................................       846,704           838            42          2,002
Expenses:
 Mortality & expense risk.................................       213,801         1,898           169            104
                                                              ----------       -------         -----         ------
Net investment income (loss)..............................       632,903        (1,060)         (127)         1,898
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.........       570,813        31,659            38          1,013
 Distributions from Capital Gains.........................            --            --            --             --
                                                              ----------       -------         -----         ------
Realized gain (loss)......................................       570,813        31,659            38          1,013
Change in unrealized appreciation (depreciation) during
  the period..............................................        28,751         6,565           763          2,180
                                                              ----------       -------         -----         ------
Net increase (decrease) in net assets resulting from
  operations..............................................    $1,232,467       $37,164         $ 674         $5,091
                                                              ==========       =======         =====         ======

                                                              Janus Aspen    Janus Aspen
                                                               Worldwide       Globel         MFS Investors
                                                              Growth (SC)  Technology (SC)  Growth Stock (IC)
                                                              Subaccount     Subaccount        Subaccount
                                                              -----------  ---------------  -----------------
Investment Income:

Distributions received from the net investment income
  of the underlying portfolio.............................      $   46          $  --            $   --
                                                                ------          -----            ------
Total Income..............................................          46             --                --
Expenses:
 Mortality & expense risk.................................         131             61               102
                                                                ------          -----            ------
Net investment income (loss)..............................         (85)           (61)             (102)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.........       8,672             (6)               15
 Distributions from Capital Gains.........................          --             --                --
                                                                ------          -----            ------
Realized gain (loss)......................................       8,672             (6)               15
Change in unrealized appreciation (depreciation) during
  the period..............................................        (463)          (101)            1,406
                                                                ------          -----            ------
Net increase (decrease) in net assets resulting from
  operations..............................................      $8,124          $(168)           $1,319
                                                                ======          =====            ======

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                       STATEMENT OF CHANGES IN NET ASSETS

                        For the years ended December 31,


                                                                           Large Cap Growth              Active Bond
                                                                              Subaccount                 Subaccount
                                                                     ---------------------------   -------------------------
                                                                         2004         2003/(a)/        2004          2003
                                                                     ------------   ------------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $   (402,310)  $   (630,329)  $   911,758   $ 1,659,552
 Realized gain (loss)...........................................      (10,921,211)   (11,707,465)      640,367     1,147,087
 Change in unrealized appreciation (depreciation) during
   the year.....................................................       12,438,329     23,542,115       (58,685)      (92,815)
                                                                     ------------   ------------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations....................................................        1,114,808     11,204,321     1,493,440     2,713,824
Contract transactions:
 Net payments received from contract owners.....................          679,340        602,193       416,044       477,952
 Net transfers for contract benefits and terminations...........       (8,540,284)    (6,550,614)   (8,042,275)   (8,898,142)
 Net transfers between subaccounts..............................         (856,065)    (1,284,567)   (1,626,883)     (670,995)
                                                                     ------------   ------------   -----------   -----------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................       (8,717,009)    (7,232,988)   (9,253,114)   (9,091,185)
                                                                     ------------   ------------   -----------   -----------
Net increase (decrease) in net assets...........................       (7,602,201)     3,971,333    (7,759,674)   (6,377,361)
Net assets at the beginning of the year.........................       56,445,304     52,473,971    52,125,987    58,503,348
                                                                     ------------   ------------   -----------   -----------
Net assets at the end of the year...............................     $ 48,843,103   $ 56,445,304   $44,366,313   $52,125,987
                                                                     ============   ============   ===========   ===========

                                                                     Financial Industries    International Equity Index
                                                                        Subaccount                  Subaccount
                                                                     --------------------    --------------------------
                                                                       2004     2003/(a)/       2004         2003/(a)/
                                                                     --------   ---------    -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $     53   $     353    $    64,767   $    105,676
 Realized gain (loss)...........................................          343      (3,148)      (447,535)      (831,251)
 Change in unrealized appreciation (depreciation) during
  the year.....................................................           273         721      1,776,961      3,257,414
                                                                     --------   ---------    -----------   ------------
Net increase (decrease) in net assets resulting from
  operations....................................................          669      (2,074)     1,394,193      2,531,839
Contract transactions:
 Net payments received from contract owners.....................           --         193         90,140        170,984
 Net transfers for contract benefits and terminations...........       (3,176)        (99)    (1,522,238)    (1,116,696)
 Net transfers between subaccounts..............................        1,909       6,509        207,186        (44,524)
                                                                     --------   ---------    -----------   ------------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................       (1,267)      6,603     (1,224,912)      (990,236)
                                                                     --------   ---------    -----------   ------------
Net increase (decrease) in net assets...........................         (598)      4,529        169,281      1,541,603
Net assets at the beginning of the year.........................        9,729       5,200      8,603,160      7,061,557
                                                                     --------   ---------    -----------   ------------
Net assets at the end of the year...............................     $  9,131   $   9,729    $ 8,772,441   $  8,603,160
                                                                     ========   =========    ===========   ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                        For the years ended December 31,

                                                                           Earnings Growth              Large Cap Value
                                                                             Subaccount                   Subaccount
                                                                     ----------------------------    -------------------------
                                                                         2004         2003/(a)/          2004          2003
                                                                     ------------   -------------    -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $   (146,575)  $    (287,589)   $    35,080   $   126,859
 Realized gain (loss)...........................................      (13,319,527)    (13,254,347)     1,135,637      (827,009)
 Change in unrealized appreciation (depreciation) during
  the year.....................................................        13,617,154      17,846,860      2,541,815     6,723,545
                                                                     ------------   -------------    -----------   -----------
Net increase (decrease) in net assets resulting from
  operations....................................................          151,052       4,304,924      3,712,532     6,023,395
Contract transactions:
 Net payments received from contract owners.....................          329,569         454,271        313,357       270,323
 Net transfers for contract benefits and terminations...........       (3,793,661)     (2,163,249)    (5,418,733)   (4,009,630)
 Net transfers between subaccounts..............................         (757,779)       (795,821)       587,199       111,742
                                                                     ------------   -------------    -----------   -----------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................       (4,221,871)     (2,504,799)    (4,518,177)   (3,627,565)
                                                                     ------------   -------------    -----------   -----------
Net increase (decrease) in net assets...........................       (4,070,819)      1,800,125       (805,645)    2,395,830
Net assets at the beginning of the year.........................       22,193,091      20,392,966     30,938,214    28,542,384
                                                                     ------------   -------------    -----------   -----------
Net assets at the end of the year...............................     $ 18,122,272   $  22,193,091    $30,132,569   $30,938,214
                                                                     ============   =============    ===========   ===========

                                                                          Fundamental Value              Money Market
                                                                              Subaccount                  Subaccount
                                                                     -------------------------   ---------------------------
                                                                         2004       2003/(a)/        2004           2003
                                                                     -----------   -----------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $    10,830   $    (8,489)  $   (110,443)  $   (187,878)
 Realized gain (loss)...........................................         206,598      (329,912)            --             --
 Change in unrealized appreciation (depreciation) during
  the year.....................................................        1,678,012     3,688,811             --             --
                                                                     -----------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations....................................................       1,895,440     3,350,410       (110,443)      (187,878)
Contract transactions:
 Net payments received from contract owners.....................         139,956       102,048      1,503,252      7,196,391
 Net transfers for contract benefits and terminations...........      (2,521,455)   (1,630,538)   (12,408,026)   (42,403,874)
 Net transfers between subaccounts..............................         419,275      (171,150)      (915,526)    (2,998,912)
                                                                     -----------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................      (1,962,224)   (1,699,640)   (11,820,300)   (38,206,395)
                                                                     -----------   -----------   ------------   ------------
Net increase (decrease) in net assets...........................         (66,784)    1,650,770    (11,930,743)   (38,394,273)
Net assets at the beginning of the year.........................      15,256,069    13,605,299     36,359,719     74,753,992
                                                                     -----------   -----------   ------------   ------------
Net assets at the end of the year...............................     $15,189,285   $15,256,069   $ 24,428,976   $ 36,359,719
                                                                     ===========   ===========   ============   ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                        For the years ended December 31,

                                                                           Mid Cap Growth              Bond Index
                                                                             Subaccount                Subaccount
                                                                     -------------------------   -----------------------
                                                                         2004          2003         2004       2003/(a)/
                                                                     -----------   -----------   ----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $  (378,507)  $  (343,060)  $  155,789   $   192,543
 Realized gain (loss)...........................................       2,302,182       991,922       17,420        97,529
 Change in unrealized appreciation (depreciation) during
   the year.....................................................         408,936     7,931,993      (45,182)     (150,982)
                                                                     -----------   -----------   ----------   -----------
Net increase (decrease) in net assets resulting from
  operations....................................................       2,332,611     8,580,855      128,027       139,090
Contract transactions:
 Net payments received from contract owners.....................         253,040       203,770       70,321       109,464
 Net transfers for contract benefits and terminations...........      (3,896,612)   (3,322,838)    (734,583)   (1,031,979)
 Net transfers between subaccounts..............................        (523,345)    1,431,104     (294,046)      168,255
                                                                     -----------   -----------   ----------   -----------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................      (4,166,917)   (1,687,964)    (958,308)     (754,260)
                                                                     -----------   -----------   ----------   -----------
Net increase (decrease) in net assets...........................      (1,834,306)    6,892,891     (830,281)     (615,170)
Net assets at the beginning of the year.........................      27,414,400    20,521,509    5,746,789     6,361,959
                                                                     -----------   -----------   ----------   -----------
Net assets at the end of the year...............................     $25,580,094   $27,414,400   $4,916,508   $ 5,746,789
                                                                     ===========   ===========   ==========   ===========

                                                                         Mid Cap Value B            Small Cap Value
                                                                            Subaccount                 Subaccount
                                                                     ------------------------    ------------------------
                                                                         2004       2003/(a)/        2004         2003
                                                                     -----------   ----------    -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $   (31,201)  $   54,121    $   (41,870) $   (43,426)
 Realized gain (loss)...........................................         498,082       79,016        843,884      339,410
 Change in unrealized appreciation (depreciation) during
   the year.....................................................             693      591,089        786,116    1,440,701
                                                                     -----------   ----------    -----------   ----------
Net increase (decrease) in net assets resulting from
  operations....................................................         467,574      724,226      1,588,130    1,736,685
Contract transactions:
 Net payments received from contract owners.....................          58,820       23,335        118,721       94,727
 Net transfers for contract benefits and terminations...........      (1,022,939)    (271,166)    (1,157,817)    (648,695)
 Net transfers between subaccounts..............................       1,163,880      587,928        410,358      825,605
                                                                     -----------   ----------    -----------   ----------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................         199,761      340,097       (628,738)     271,637
                                                                     -----------   ----------    -----------   ----------
Net increase (decrease) in net assets...........................         667,335    1,064,323        959,392    2,008,322
Net assets at the beginning of the year.........................       2,700,902    1,636,579      7,194,875    5,186,553
                                                                     -----------   ----------    -----------   ----------
Net assets at the end of the year...............................     $ 3,368,237   $2,700,902    $ 8,154,267  $ 7,194,875
                                                                     ===========   ==========    ===========   ==========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                        For the years ended December 31,

                                                                         Real Estate Equity            Growth & Income
                                                                              Subaccount                  Subaccount
                                                                     -------------------------   ---------------------------
                                                                         2004       2003/(a)/        2004         2003/(a)/
                                                                     -----------   -----------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $   105,846   $   220,699   $   (498,142)  $   (734,706)
 Realized gain (loss)...........................................       1,930,325       832,301    (17,020,685)   (23,087,796)
 Change in unrealized appreciation (depreciation) during
   the year.....................................................       2,704,760     2,708,015     28,462,779     49,581,693
                                                                     -----------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations....................................................       4,740,931     3,761,015     10,943,952     25,759,191
Contract transactions:
 Net payments received from contract owners.....................         213,848       152,807      1,320,018      1,424,732
 Net transfers for contract benefits and terminations...........      (2,477,105)   (1,556,467)   (20,303,701)   (16,315,417)
 Net transfers between subaccounts..............................       1,428,805       429,070     (1,481,728)    (2,289,695)
                                                                     -----------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................        (834,452)     (974,590)   (20,465,411)   (17,180,380)
                                                                     -----------   -----------   ------------   ------------
Net increase (decrease) in net assets...........................       3,906,479     2,786,425     (9,521,459)     8,578,811
Net assets at the beginning of the year.........................      14,468,908    11,682,483    135,778,843    127,200,032
                                                                     -----------   -----------   ------------   ------------
Net assets at the end of the year...............................     $18,375,387   $14,468,908   $126,257,384   $135,778,843
                                                                     ===========   ===========   ============   ============

                                                                                Managed                 Short-Term Bond
                                                                              Subaccount                   Subaccount
                                                                     ---------------------------   -------------------------
                                                                         2004         2003/(a)/        2004       2003/(a)/
                                                                     ------------   ------------   -----------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $    641,600   $  2,838,815   $   186,809  $    295,827
 Realized gain (loss)...........................................       (6,975,614)   (11,184,559)      102,489       191,243
 Change in unrealized appreciation (depreciation) during
   the year.....................................................       16,199,025     34,608,355      (291,738)     (291,492)
                                                                     ------------   ------------   -----------  ------------
Net increase (decrease) in net assets resulting from
  operations....................................................        9,865,011     26,262,611        (2,440)      195,578
Contract transactions:
 Net payments received from contract owners.....................        1,725,461      1,349,727       111,612       185,805
 Net transfers for contract benefits and terminations...........      (27,176,338)   (26,263,654)   (2,229,599)   (2,554,379)
 Net transfers between subaccounts..............................         (199,768)    (1,970,361)      (31,227)      153,862
                                                                     ------------   ------------   -----------  ------------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................      (25,650,645)   (26,884,288)   (2,149,214)   (2,214,712)
                                                                     ------------   ------------   -----------  ------------
Net increase (decrease) in net assets...........................      (15,785,634)      (621,677)   (2,151,654)   (2,019,134)
Net assets at the beginning of the year.........................      170,359,413    170,981,090    13,555,053    15,574,187
                                                                     ------------   ------------   -----------  ------------
Net assets at the end of the year...............................     $154,573,779   $170,359,413   $11,403,399  $ 13,555,053
                                                                     ============   ============   ===========  ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                       For the years ended December 31,

                                                                     Small Cap Emerging Growth     Overseas Equity B
                                                                            Subaccount                Subaccount
                                                                     -------------------------   ------------------------
                                                                         2004       2003/(a)/        2004       2003/(a)/
                                                                     -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $  (136,648)  $   (88,595)  $   (58,562)  $     5,119
 Realized gain (loss)...........................................        (574,902)     (585,650)      137,141       218,038
 Change in unrealized appreciation (depreciation) during
   the year.....................................................       2,552,721     3,059,102       893,363     1,404,713
                                                                     -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations....................................................       1,841,171     2,384,857       971,942     1,627,870
Contract transactions:
 Net payments received from contract owners.....................         107,577        78,915       164,615       153,628
 Net transfers for contract benefits and terminations...........      (2,214,286)     (720,678)   (1,400,374)     (483,262)
 Net transfers between subaccounts..............................      14,177,494        91,898     6,010,063      (878,377)
                                                                     -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................      12,070,785      (549,865)    4,774,304    (1,208,011)
                                                                     -----------   -----------   -----------   -----------
Net increase (decrease) in net assets...........................      13,911,956     1,834,992     5,746,246       419,859
Net assets at the beginning of the year.........................       7,380,804     5,545,812     5,577,841     5,157,982
                                                                     -----------   -----------   -----------   -----------
Net assets at the end of the year...............................     $21,292,760   $ 7,380,804   $11,324,087   $ 5,577,841
                                                                     ===========   ===========   ===========   ===========

                                                                            Equity Index              High-Yield Bond
                                                                             Subaccount                  Subaccount
                                                                     -------------------------   -------------------------
                                                                         2004       2003/(a)/        2004       2003/(a)/
                                                                     -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $   112,501   $   463,194   $   158,146   $   150,570
 Realized gain (loss)...........................................      (1,993,299)   (2,937,802)      (54,992)     (142,163)
 Change in unrealized appreciation (depreciation) during
   the year.....................................................       4,737,278    10,017,716        83,170       386,771
                                                                     -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations....................................................       2,856,480     7,543,108       186,324       395,178
Contract transactions:
 Net payments received from contract owners.....................       1,116,040       363,163        57,993       413,441
 Net transfers for contract benefits and terminations...........      (5,351,683)   (3,629,904)   (1,071,330)     (662,428)
 Net transfers between subaccounts..............................        (619,454)      287,504       175,507       798,406
                                                                     -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................      (4,855,097)   (2,979,237)     (837,830)      549,419
                                                                     -----------   -----------   -----------   -----------
Net increase (decrease) in net assets...........................      (1,998,617)    4,563,871      (651,506)      944,597
Net assets at the beginning of the year.........................      35,594,293    31,030,422     3,474,687     2,530,090
                                                                     -----------   -----------   -----------   -----------
Net assets at the end of the year...............................     $33,595,676   $35,594,293   $ 2,823,181   $ 3,474,687
                                                                     ===========   ===========   ===========   ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                        For the years ended December 31,

                                                                                                   Fidelity VIP II
                                                                             Global Bond            Contrafund (SC)
                                                                             Subaccount               Subaccount
                                                                     -------------------------   -------------------
                                                                         2004       2003/(a)/       2004       2003
                                                                     -----------   -----------   ---------   --------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $   632,903   $   807,615   $  (1,060)  $   (923)
 Realized gain (loss)...........................................         570,813       487,092      31,659     75,313
 Change in unrealized appreciation (depreciation) during
   the year.....................................................          28,751       859,475       6,565     27,162
                                                                     -----------   -----------   ---------   --------
Net increase (decrease) in net assets resulting from
  operations....................................................       1,232,467     2,154,182      37,164    101,552
Contract transactions:
 Net payments received from contract owners.....................          53,781       108,818       5,468     12,512
 Net transfers for contract benefits and terminations...........      (2,498,158)   (2,208,068)         --    (61,134)
 Net transfers between subaccounts..............................         (51,175)      363,991    (215,394)   104,948
                                                                     -----------   -----------   ---------   --------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................      (2,495,552)   (1,735,259)   (209,926)    56,326
                                                                     -----------   -----------   ---------   --------
Net increase (decrease) in net assets...........................      (1,263,085)      418,923    (172,762)   157,878
Net assets at the beginning of the year.........................      15,962,205    15,543,282     393,486    235,608
                                                                     -----------   -----------   ---------   --------
Net assets at the end of the year...............................     $14,699,120   $15,962,205   $ 220,724   $393,486
                                                                     ===========   ===========   =========   ========

                                                                            Fidelity VIP          Fidelity VIP
                                                                             Growth (SC)          Overseas (SC)
                                                                             Subaccount            Subaccount*
                                                                     -------------------------    -------------
                                                                       2004              2003         2004
                                                                     -------           -------    -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $  (127)          $  (102)     $  1,898
 Realized gain (loss)...........................................          38                33         1,013
 Change in unrealized appreciation (depreciation) during
   the year.....................................................         763             5,176         2,180
                                                                     -------           -------      --------
Net increase (decrease) in net assets resulting from
  operations....................................................         674             5,107         5,091
Contract transactions:
 Net payments received from contract owners.....................          --                --            --
 Net transfers for contract benefits and terminations...........         (57)              (94)      (41,007)
 Net transfers between subaccounts..............................          --            20,668        73,991
                                                                     -------           -------      --------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................         (57)           20,574        32,984
                                                                     -------           -------      --------
Net increase (decrease) in net assets...........................         617            25,681        38,075
Net assets at the beginning of the year.........................      26,284               603            --
                                                                     -------           -------      --------
Net assets at the end of the year...............................     $26,901           $26,284      $ 38,075
                                                                     =======           =======      ========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

*  Less than $1 in 2003.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                        For the years ended December 31,

                                                                                              Janus Aspen Globel
                                                                     Janus Aspen Worldwide      Technology (SC)
                                                                     Growth (SC) Subaccount       Subaccount
                                                                     ----------------------   ------------------
                                                                       2004        2003         2004      2003
                                                                     -------    -----------   -------   --------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................     $   (85)   $    (1,011)  $   (61)  $   (268)
 Realized gain (loss)...........................................       8,672         39,101        (6)    43,300
 Change in unrealized appreciation (depreciation) during
   the year.....................................................        (463)           990      (101)       240
                                                                     -------    -----------   -------   --------
Net increase (decrease) in net assets resulting from
  operations....................................................       8,124         39,080      (168)    43,272
Contract transactions:
 Net payments received from contract owners.....................          --          5,230        --     (1,368)
 Net transfers for contract benefits and terminations...........          --        (53,057)   (2,834)   (11,802)
 Net transfers between subaccounts..............................      (9,483)         5,639       338    (24,588)
                                                                     -------    -----------   -------   --------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................      (9,483)       (42,188)   (2,496)   (37,758)
                                                                     -------    -----------   -------   --------
Net increase (decrease) in net assets...........................      (1,359)        (3,108)   (2,664)     5,514
Net assets at the beginning of the year.........................       9,737         12,845    10,618      5,104
                                                                     -------    -----------   -------   --------
Net assets at the end of the year...............................     $ 8,378    $     9,737   $ 7,954   $ 10,618
                                                                     =======    ===========   =======   ========

                                                                                               MFS Investors
                                                                                               Growth Stock
                                                                       MFS Investors         Subaccount period
                                                                     Growth Stock (IC)     from May 22, 2003 (*)
                                                                        Subaccount           to Dec. 31, 2003
                                                                     -----------------     ---------------------
                                                                           2004                    2003
                                                                     -----------------     ---------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................................          $  (102)                $   (37)
 Realized gain (loss)...........................................               15                      19
 Change in unrealized appreciation (depreciation) during
   the year.....................................................            1,406                   1,070
                                                                          -------                 -------
Net increase (decrease) in net assets resulting from
  operations....................................................            1,319                   1,052
Contract transactions:
 Net payments received from contract owners.....................               --                      --
 Net transfers for contract benefits and terminations...........              (34)                    (30)
 Net transfers between subaccounts..............................               --                  14,515
                                                                          -------                 -------
Net increase (decrease) in net assets resulting from contract
  transactions..................................................              (34)                 14,485
                                                                          -------                 -------
Net increase (decrease) in net assets...........................            1,285                  15,537
Net assets at the beginning of the year.........................           15,537                       0
                                                                          -------                 -------
Net assets at the end of the year...............................          $16,822                 $15,537
                                                                          =======                 =======

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004

1. Organization

John Hancock Variable Annuity Account I (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. Currently, the Account funds the Independence Preferred, Independence 2000, Marketplace Variable Annuity, and eVariable Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust) or of other Outside Investment Trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust, or to the Outside Trusts, or as other investment options are developed and made available to contract owners. The twenty-seven Portfolios of the Trust and the Outside Trusts, which are currently available are the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC), Fidelity VIP Overseas (SC), Janus Aspen Worldwide Growth (SC), Janus Aspen Global Technology (SC) and MFS Investors Growth Stock Series (IC) Sub-accounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Net Assets in Payout (Annuitization) Period

A small portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by JHVLIVO and may result in additional amounts being transferred into the variable annuity account by JHVLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

2. Significant Accounting Policies -- (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which net asset charges are deducted at an annual rate of ranging from 0.65% to 1.50% of net assets.

JHVLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transaction.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2004.

3. Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2004 were as follows:

         Subaccount               Shares Owned     Cost         Value
-----------------------------     ------------  -----------  -----------
Large Cap Growth.............       3,377,423   $67,854,060  $48,843,103
Active Bond..................       4,606,200    43,557,147   44,366,313
Financial Industries.........             592         8,414        9,131
International Equity Index...         539,969     8,426,780    8,772,441
Earnings Growth..............       2,178,352    27,020,152   18,122,272
Large Cap Value..............       1,893,433    26,219,064   30,132,569
Fundamental Value............       1,210,908    12,713,954   15,189,285
Money Market.................      24,428,976    24,428,976   24,428,976
Mid Cap Growth...............       1,672,755    22,947,554   25,580,094

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

4. Details of Investments -- (continued)

              Subaccount                        Shares Owned      Cost         Value
-----------------------------------------       ------------  ------------  ------------
Bond Index...............................           489,142   $  4,981,048  $  4,916,508
Mid Cap Value B..........................           288,540      3,031,730     3,368,237
Small Cap Value..........................           419,838      6,392,359     8,154,267
Real Estate Equity.......................           917,667     13,388,253    18,375,387
Growth & Income..........................        10,186,253    150,373,158   126,257,384
Managed..................................        11,378,796    162,773,892   154,573,779
Short-Term Bond..........................         1,148,569     11,481,115    11,403,399
Small Cap Emerging Growth................         2,400,775     18,267,595    21,292,760
Overseas Equity B........................         1,041,678      9,782,777    11,324,087
Equity Index.............................         2,178,224     39,164,423    33,595,676
High-Yield Bond..........................           434,581      2,733,639     2,823,181
Global Bond..............................         1,193,874     12,687,113    14,699,120
Fidelity VIP II Contrafund (SC)..........             8,320        186,951       220,724
Fidelity VIP Growth (SC).................               844         20,978        26,901
Fidelity VIP Overseas (SC)...............             2,183         35,895        38,075
Janus Aspen World Wide Growth (SC).......               315          8,303         8,378
Janus Aspen Global Technology (SC).......             2,241          8,133         7,954
MFS Investors Growth Stock Series (IC)...             1,769         14,346        16,822

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trusts during 2004 were as follows:

         Subaccount                              Purchases       Sales
-----------------------------                   -----------   -----------
Large Cap Growth.............                   $ 1,902,314   $11,021,633
Active Bond..................                     4,687,021    12,426,155
Financial Industries.........                         4,945         6,160
International Equity Index...                       593,780     1,753,925
Earnings Growth..............                       325,009     4,693,455
Large Cap Value..............                     2,531,641     6,168,142
Fundamental Value............                     1,249,743     3,201,138
Money Market.................                     8,496,236    20,426,979
Mid Cap Growth...............                     3,105,129     5,329,277
Bond Index...................                       768,160     1,560,040
Mid Cap Value B..............                     1,826,075     1,313,950
Small Cap Value..............                     1,688,005     1,898,876
Real Estate Equity...........                     3,404,106     2,755,818
Growth & Income..............                     1,830,306    22,793,859
Managed......................                     4,238,497    29,247,541
Short-Term Bond..............                     1,677,271     3,580,730
Small Cap Emerging Growth....                    20,883,753     8,949,617
Overseas Equity B............                     8,723,618     4,007,876

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

5. Unit Values

                Subaccount                      Purchases      Sales
-----------------------------------------       ----------  -----------
Equity Index.............................       $9,419,719  $14,162,315
High-Yield Bond..........................        1,405,291    2,084,975
Global Bond..............................        6,127,408    7,785,826
Fidelity VIP II Contrafund (SC)..........           39,187      250,173
Fidelity VIP Growth (SC).................               42          226
Fidelity VIP Overseas (SC)...............          617,093      582,212
Janus Aspen World Wide Growth (SC).......        1,615,757    1,625,326
Janus Aspen Global Technology (SC).......            2,895        5,452
MFS Investors Growth Stock Series (IC)...               --          135

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                  At December 31          For the Years Ended and Periods Ended December 31
                                         -------------------------------- -------------------------------------------------
                                                                                              Investment
                                         Units   Unit Fair Value  Assets   Expenses Ratio*      Income    Total Return***
        Subaccount                       (000s) Highest to Lowest (000s)  Highest to Lowest     Ratio**  Highest to Lowest
-----------------------------            ------ ----------------- ------- -----------------   ---------- ------------------
Large Cap Growth.............       2004 2,244  $19.16 to $11.13  $48,843   1.5% to 0.65%         0.67%    2.79% to 7.99%
                                 2003/f/ 2,680    18.64 to 12.19   56,445     1.5 to 1            0.26     24.37 to 23.75
                                    2002 3,087     22.87 to 9.80   52,474     1.5 to 1            0.32   (28.57) to (28.88)

Active Bond..................       2004 2,283    17.78 to 12.44   44,366    1.5 to 0.65          3.36      3.19 to 4.07
                                    2003 2,773    17.23 to 11.95   52,126    1.5 to 0.65          4.37      5.79 to 4.89
                                    2002 3,243    22.28 to 11.30   58,503    1.5 to 0.65          5.17      6.60 to 5.66

Financial Industries.........       2004     1       9.08/b/            9      0.65/b/         1.14/b/         7.95/b/
                                 2003/f/     1       8.41/b/           10      0.65/b/            5.46        25.22/b/
                                    2002     1       6.72               5      0.65               0.12       (20.00)

International Equity Index...       2004   553    15.15 to 13.53    8,772     1.5 to 1            2.24     18.46 to 19.05
                                 2003/f/   645    12.79 to 11.37    8,603     1.5 to 1            2.92     40.58 to 39.88
                                    2002   741     11.10 to 8.09    7,062     1.5 to 1            1.79   (15.99) to (16.44)

Earnings Growth..............       2004 1,616     11.19 to 5.22   18,122    1.5 to 0.65          0.72      1.12 to 1.99
                                 2003/f/ 2,000     11.07 to 5.11   22,193    1.5 to 0.65          0.06     24.00 to 22.95
                                    2002 2,258     10.26 to 4.13   20,393    1.5 to 0.65         --/d/   (32.74) to (33.43)

Large Cap Value..............       2004 1,454    20.78 to 12.31   30,133    1.5 to 0.65          1.57     13.29 to 14.26
                                    2003 1,695    18.34 to 10.77   30,938    1.5 to 0.65          1.90     24.70 to 23.64
                                    2002 1,932     14.94 to 8.64   28,542    1.5 to 0.65          1.59   (13.77) to (14.52)

Fundamental Value............       2004 1,252    12.12 to 11.17   15,189     1.5 to 1            1.53     13.87 to 14.44
                                 2003/f/ 1,433     10.68 to 9.76   15,256    1.5 to 1.4           1.40     26.91 to 26.78
                                 2002/g/ 1,621      8.41 to 7.66   13,605     1.5 to 1            1.20   (18.25) to (18.62)

Money Market.................       2004 1,816    12.80 to 10.48   24,429    1.5 to 0.65          1.04     (0.42) to 0.43
                                    2003 2,726    12.85 to 10.44   36,360    1.5 to 0.65          0.97     0.30 to (0.55)
                                    2002 5,975    14.95 to 10.40   74,754    1.5 to 0.65          1.39        0.78 to 0

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

5. Unit Values -- (continued)

                                                  At December 31           For the Years Ended and Periods Ended December 31
                                         --------------------------------- -------------------------------------------------
                                                                                               Investment
                                         Units   Unit Fair Value   Assets   Expenses Ratio*      Income    Total Return***
        Subaccount                       (000s) Highest to Lowest  (000s)  Highest to Lowest    Ratio**   Highest to Lowest
-----------------------------            ------ ----------------- -------- -----------------   ---------- ------------------
Mid Cap Growth...............       2004 1,013  $  25.28 to 13.46 $ 25,580   1.5% to 0.65%       --/d/%    10.01% to 10.95%
                                    2003 1,194     22.98 to 12.13   27,414    1.5 to 0.65        --/d/      45.92 to 44.69
                                    2002 1,293     15.99 to 11.20   20,522     1.5 to 1          --/d/    (21.95) to (22.30)

Bond Index...................       2004   385    12.72 to $13.11    4,917     1.5 to 1           4.51       2.50 to 3.01
                                 2003/f/   462     12.73 to 12.41    5,747     1.5 to 1           4.27       2.57 to 2.06
                                 2002/g/   522     12.41 to 12.16    6,362     1.5 to 1           5.19       8.86 to 8.28

Mid Cap Value B..............       2004   188     18.12 to 14.66    3,368    1.5 to 0.65         0.34      16.97 to 17.97
                                 2003/f/   176     15.49 to 12.43    2,701    1.5 to 0.65         4.18      47.63 to 42.99
                                 2002/g/   151     11.05 to 10.83    1,637     1.5 to 1           0.50    (16.10) to (16.44)

Small Cap Value..............       2004   394     20.66 to 18.48    8,154    1.5 to 0.65         0.87      23.50 to 24.55
                                    2003   430     16.73 to 14.84    7,195    1.5 to 0.65         0.66      37.08 to 35.92
                                 2002/g/   423     12.34 to 10.83    5,187    1.5 to 0.65         0.68     (7.04) to (7.79)

Real Estate Equity...........       2004   505     33.53 to 24.03   18,375     1.5 to 1           2.14      34.45 to 35.13
                                 2003/f/   544     24.93 to 17.78   14,469     1.5 to 1           3.24      35.53 to 34.86
                                    2002   597     27.23 to 13.12   11,682     1.5 to 1           4.52     (0.16) to (0.31)

Growth & Income..............       2004 5,407     21.23 to 13.52  126,257     1.5 to 1           1.08       9.31 to 9.85
                                 2003/f/ 6,373     19.42 to 12.30  135,779     1.5 to 1           0.89      23.11 to 22.50
                                    2002 7,322      23.26 to 9.99  127,200     1.5 to 1           0.71    (22.98) to (23.31)

Managed......................       2004 6,906     20.27 to 15.23  154,574     1.5 to 1           1.87       6.57 to 7.11
                                 2003/f/ 8,133     19.02 to 14.22  170,359     1.5 to 1           3.18      17.82 to 17.23
                                    2002 9,595     22.60 to 12.07  170,981     1.5 to 1           1.74    (14.09) to (14.49)

Short-Term Bond..............       2004   777     14.71 to 11.54   11,403    1.5 to 0.65         2.96      (0.09) to 0.77
                                 2003/f/   922     14.72 to 11.45   13,555    1.5 to 0.65         3.41       2.10 to 1.23
                                 2002/g/ 1,070     14.64 to 11.21   15,574    1.5 to 0.65         4.05       4.96 to 4.08

Small Cap Emerging
  Growth.....................       2004 1,873     11.33 to 10.87   21,293    1.5 to 0.65        --/d/       7.82 to 8.74
                                 2003/f/   701     10.51 to 10.00    7,381    1.5 to 0.65           --      47.86 to 46.62
                                    2002   772       7.22 to 6.90    5,546     1.5 to 1           0.17    (28.87) to (29.29)

Overseas Equity B............       2004   959      11.79 to 9.25   11,324    1.5 to 0.65         0.49      9.37 to 10.30
                                 2003/f/   519      10.78 to 8.39    5,578    1.5 to 0.65         1.48      31.50 to 30.39
                                    2002   640       8.33 to 6.83    5,158    1.5 to 0.65         0.59    (18.73) to (19.47)

Equity Index.................       2004 1,838      18.30 to 9.38   33,596    1.5 to 0.65         1.78       9.05 to 9.98
                                 2003/f/ 2,156      16.78 to 8.53   35,594    1.5 to 0.65         2.90      27.59 to 26.51
                                    2002 2,340      13.35 to 6.68   31,030    1.5 to 0.65         1.35    (22.86) to (23.49)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

5. Unit Values -- (continued)

                                                   At December 31          For the Years Ended and Periods Ended December 31
                                          -------------------------------- -------------------------------------------------
                                                                                               Investment
                                          Units   Unit Fair Value  Assets   Expenses Ratio*      Income    Total Return***
           Subaccount                     (000s) Highest to Lowest (000s)  Highest to Lowest    Ratio**   Highest to Lowest
--------------------------------          ------ ----------------- ------- -----------------   ---------- ------------------
High-Yield Bond.................     2004   265  $  10.41 to 11.78 $ 2,823   1.5% to 0.65%          6.52%   6.54% to 7.45%
                                  2003/f/   346      10.96 to 9.77   3,475    1.5 to 0.65           6.80    15.75 to 14.77
                                     2002   291       9.47 to 8.51   2,530    1.5 to 0.65           9.68   (5.11) to (5.97)

Global Bond.....................     2004   803    18.36 to $14.54  14,699    1.5 to 0.65           5.70     8.99 to 9.92
                                  2003/f/   945     16.84 to 13.23  15,962   1.50 to 0.65           6.42    16.72 to 14.18
                                  2002/g/ 1,051     14.85 to 11.49  15,543    1.5 to 0.65           4.43  (17.06) to (18.09)

AIM V.I. Premier Equities
  Series........................     2003 --/a/        7.40/b/       --/c/      0.65/b/             0.07      21.51/b,e/

Fidelity VIP II Contrafund
  (SC)..........................     2004    19       11.89/b/         221      0.65/b/          0.29/b/       14.59/b/
                                     2003    38       10.37/b/         393      0.65/b/             0.42       27.52/b/
                                     2002    29        8.13            236       0.65              --/d/       (10.07)

Fidelity VIP Growth (SC)........     2004     3        7.74/b/          27      0.65/b/          0.16/b/       2.59/b/
                                     2003     3        7.55/b/          26      0.65/b/            --/d/       31.92/b/
                                     2002 --/a/        5.72              1       0.65              --/d/       (30.67)

Fidelity VIP Overseas (SC)......     2004     4        9.80/b/          38      0.65/b/         25.21/b/       12.75/b/

Janus Aspen World Wide
  Growth (SC)...................     2004     1        7.12/b/           8      0.65/b/          0.09/b/       3.85/b/
                                     2003     1        6.86/b/          10      0.65/b/             0.27       22.88/b/
                                     2002     2        5.58             13       0.65               1.09       (26.19)

Janus Aspen Global Technology
  (SC)..........................     2004     2        5.12/b/           8      0.65/b/        0.00/b,d/      (0.09)/b/
                                     2003     2        5.12/b/          11      0.65/b/            --/d/       45.53/b/
                                     2002     1        3.52              5       0.65              --/d/       (41.33)

MFS Investors Growth Stock
  (IC)..........................     2004     2        7.30/b/          17      0.65/b/          --/b,d/       8.48/b/
                                     2003     2        6.73/b/          16      0.65/b/            --/d/      13.41/b,e/

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                                December 31, 2004

5. Unit Values -- (continued)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a     Total accumulation units not greater then 500 units.

c     Assets not greater than $500.

d     Portfolio distributed no dividends during the period.

e There were no new funds for year 2004. The commencement of Subaccount operations for years 2002 and 2003 are as follows:

           Subaccount                  2003      2002
--------------------------------     --------   ------
Fidelity VIP Growth.............                May 24
Financial Industries............     April 29
AIM V.I Premier Equity Series...     April 15
MFS Investors Growth Stock......     May 22

f.    Certain amounts in 2003 have been reclassified to permit comparison.

g.    Certain amounts in 2002 have been reclassified to permit comparison.